UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06554

AB GLOBAL BOND FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2019

Date of reporting period:    March 31, 2019

ITEM 1. REPORTS TO STOCKHOLDERS.

MAR    03.31.19

SEMI-ANNUAL REPORT

AB GLOBAL BOND FUND

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Global Bond Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

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SEMI-ANNUAL REPORT

May 6, 2019

This report provides management’s discussion of fund performance for AB Global Bond Fund for the semi-annual reporting period ended March 31, 2019.

The Fund’s investment objective is to generate current income consistent with preservation of capital.

NAV RETURNS AS OF MARCH 31, 2019 (unaudited)

	6 Months	12 Months

AB GLOBAL BOND FUND

Class A Shares	4.15%	3.50%

Class B Shares[1]	3.72%	2.66%

Class C Shares	3.75%	2.71%

Advisor Class Shares[2]	4.28%	3.76%

Class R Shares[2]	3.93%	3.08%

Class K Shares[2]	4.09%	3.38%

Class I Shares[2]	4.28%	3.77%

Class Z Shares[2]	4.31%	3.83%

Bloomberg Barclays Global Aggregate Bond Index (USD hedged)	4.79%	4.93%

1	Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg Barclays Global Aggregate Bond Index (USD hedged), for the six- and 12-month periods ended March 31, 2019.

For both periods, all share classes of the Fund underperformed the benchmark, before sales charges. During the six-month period, yield-curve positioning detracted from relative performance, primarily in the eurozone, where the Fund was underweight the intermediate part of the curve (which fell most in the period). An underweight in six-month maturities, where yields rose, contributed. Currency investments detracted, specifically long positions in the Norwegian krone and the euro and a short position in the New Zealand dollar. Security selection contributed, particularly within eurozone treasuries and US investment-grade corporates. Country allocation (a result of bottom-up security analysis combined with fundamental research) was also positive, as an underweight position in Japan and an overweight in Canada contributed, more than offsetting an overweight position in

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Mexico, which detracted. Sector selection did not meaningfully impact overall performance in the period.

During the 12-month period, the Fund’s yield-curve positioning in the eurozone detracted, largely the result of an underweight in five- and 10-year maturities. Currency investments also detracted because of long positions in the Argentine peso and the euro, outweighing a positive contribution from being long the Turkish lira. Security selections contributed, particularly within eurozone treasuries and US investment-grade corporates. An overweight to high-yield corporates in the US and eurozone contributed. Country positioning did not have a significant effect on overall performance in the period, but there was a position of note: a detracting allocation to Brazil was mostly offset by other allocations.

During both periods, the Fund utilized derivatives in the form of interest rate swaps, futures and interest rate swaptions to manage and hedge duration risk and/or take active yield-curve positioning. Currency forwards and currency options, both written and purchased, were used to hedge foreign currency exposure and to take active currency risk. Variance swaps were utilized as tail hedges to hedge against flight-to-quality tail events. Credit default swaps were also utilized to hedge credit risk as well as a tool to effectively gain exposure to specific sectors.

MARKET REVIEW AND INVESTMENT STRATEGY

Fixed-income markets generally performed well over the six-month period. Concerns regarding global trade tensions, geopolitical uncertainty and tighter monetary policy gave way to risk-on sentiment following a more dovish US Federal Reserve (the “Fed”), trade-talk progress and Chinese policy stimulus. Developed-market treasuries rallied, outpacing the positive returns of investment-grade securities and global high yield. Although slowing Chinese growth and US-China trade tensions weighed on emerging-market debt performance during the first part of the period, these sectors ultimately rallied, a function of positive idiosyncratic developments and a more favorable macro backdrop.

After quarterly rate increases in 2018, the Fed surprised markets with a dovish pivot during the first quarter of 2019. Markets around the globe reacted positively to the Fed’s tightening pause. Following the Fed surprise, and compounded by signs of slowing global economic growth, the US Treasury curve inverted—temporarily—along the three-month to 10-year portion at the end of the period. Although the European Central Bank formally ended its bond-buying program, the bank also turned more dovish in 2019, citing a continent-wide economic slowdown, and pushed out any rate hikes until at least 2020. The Bank of Japan downgraded its view of the economy due to concerns about weak global growth negatively affecting the country’s exports and industrial output.

The Fund’s Senior Investment Management Team (the “Team”) invests in fixed-income securities with no sector restrictions. The Fund holds debt securities from both developed and emerging markets. The Team’s core

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fixed-income strategy pursues an attractive risk/return profile by managing currency exposure. The Team utilizes a disciplined investment process, which draws on a rigorous quantitative research toolset with fundamental expertise across all regions and markets.

INVESTMENT POLICIES

The Fund invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. Under normal market conditions, the Fund invests significantly in fixed-income securities of non-US companies. In addition, the Fund invests, under normal circumstances, in the fixed-income securities of companies located in at least three countries. The Fund may invest in a broad range of fixed-income securities in both developed and emerging markets. The Fund may invest across all fixed-income sectors, including US and non-US government and corporate debt securities. The Fund’s investments may be denominated in local currency or US dollar-denominated. The Fund may invest in debt securities with a range of maturities from short- to long-term. The Fund may use borrowings or other leverage for investment purposes.

The Adviser will actively manage the Fund’s assets in relation to market conditions and general economic conditions and adjust the Fund’s investments in an effort to best enable the Fund to achieve its investment objective. Thus, the percentage of the Fund’s assets invested in a particular country or denominated in a particular currency will vary in accordance with the Adviser’s assessment of the relative yield and appreciation potential of such securities and the relationship of the country’s currency to the US dollar.

Under normal circumstances, the Fund invests at least 75% of its net assets in fixed-income securities rated investment-grade at the time of investment and may invest up to 25% of its net assets in below investment-grade fixed-income securities (commonly known as “junk bonds”).

The Fund may invest in mortgage-related and other asset-backed securities, loan participations, inflation-indexed securities, structured securities, variable, floating, and inverse floating-rate instruments and preferred stock, and may use other investment techniques. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures contracts, forwards or swaps.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays Global Aggregate Bond Index (USD hedged) is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays Global Aggregate Bond Index represents the performance of the global investment-grade developed fixed-income markets, hedged to the US dollar. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment-Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade or dispose of than other types of securities.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

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DISCLOSURES AND RISKS (continued)

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade or dispose of due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk: Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Derivatives Risk: Derivatives may be illiquid, difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives may also be subject to counterparty risk to a greater degree than more traditional investments.

Illiquid Investments Risk: Illiquid investments risk exists when certain investments become difficult to purchase or sell. Difficulty in selling such

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DISCLOSURES AND RISKS (continued)

investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemption of Fund shares. Foreign fixed-income securities may have more illiquid investments risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Illiquid investments risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally decline.

Active Trading Risk: The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3) and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2019 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]

CLASS A SHARES			1.71%

1 Year	3.50%	-0.90%

5 Years	3.29%	2.41%

10 Years	5.95%	5.49%

CLASS B SHARES			0.98%

1 Year	2.66%	-0.34%

5 Years	2.48%	2.48%

10 Years[2]	5.52%	5.52%

CLASS C SHARES			1.04%

1 Year	2.71%	1.71%

5 Years	2.50%	2.50%

10 Years	5.18%	5.18%

ADVISOR CLASS SHARES[3]			2.03%

1 Year	3.76%	3.76%

5 Years	3.55%	3.55%

10 Years	6.26%	6.26%

CLASS R SHARES[3]			1.36%

1 Year	3.08%	3.08%

5 Years	2.87%	2.87%

10 Years	5.59%	5.59%

CLASS K SHARES[3]			1.67%

1 Year	3.38%	3.38%

5 Years	3.20%	3.20%

10 Years	5.95%	5.95%

CLASS I SHARES[3]			2.02%

1 Year	3.77%	3.77%

5 Years	3.56%	3.56%

10 Years	6.29%	6.29%

CLASS Z SHARES[3]			2.09%

1 Year	3.83%	3.83%

5 Years	3.61%	3.61%

Since Inception[4]	3.91%	3.91%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 0.83%, 1.63%, 1.56%, 0.58%, 1.23%, 0.92%, 0.56% and 0.51% for Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(footnotes continued on next page)

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HISTORICAL PERFORMANCE (continued)

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended March 31, 2019.

2	Assumes conversion of Class B shares into Class A shares after six years.

3

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

4	Inception date: 10/15/2013.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2019 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-0.90%

5 Years	2.41%

10 Years	5.49%

CLASS B SHARES

1 Year	-0.34%

5 Years	2.48%

10 Years[1]	5.52%

CLASS C SHARES

1 Year	1.71%

5 Years	2.50%

10 Years	5.18%

ADVISOR CLASS SHARES[2]

1 Year	3.76%

5 Years	3.55%

10 Years	6.26%

CLASS R SHARES[2]

1 Year	3.08%

5 Years	2.87%

10 Years	5.59%

CLASS K SHARES[2]

1 Year	3.38%

5 Years	3.20%

10 Years	5.95%

CLASS I SHARES[2]

1 Year	3.77%

5 Years	3.56%

10 Years	6.29%

CLASS Z SHARES[2]

1 Year	3.83%

5 Years	3.61%

Since Inception[3]	3.91%

1	Assumes conversion of Class B shares into Class A shares after six years.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

3	Inception date: 10/15/2013.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

	Beginning Account Value 10/1/2018	Ending Account Value 3/31/2019	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,041.50	$4.12	0.81%
Hypothetical**	$1,000	$1,020.89	$4.08	0.81%
Class B
Actual	$1,000	$1,037.20	$8.28	1.63%
Hypothetical**	$1,000	$1,016.80	$8.20	1.63%
Class C
Actual	$1,000	$1,037.50	$7.92	1.56%
Hypothetical**	$1,000	$1,017.15	$7.85	1.56%
Advisor Class
Actual	$1,000	$1,042.80	$2.85	0.56%
Hypothetical**	$1,000	$1,022.14	$2.82	0.56%
Class R
Actual	$1,000	$1,039.30	$6.30	1.24%
Hypothetical**	$1,000	$1,018.75	$6.24	1.24%
Class K
Actual	$1,000	$1,040.90	$4.73	0.93%
Hypothetical**	$1,000	$1,020.29	$4.68	0.93%
Class I
Actual	$1,000	$1,042.80	$2.85	0.56%
Hypothetical**	$1,000	$1,022.14	$2.82	0.56%
Class Z
Actual	$1,000	$1,043.10	$2.55	0.50%
Hypothetical**	$1,000	$1,022.44	$2.52	0.50%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

March 31, 2019 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $6,848.7

1

All data are as of March 31, 2019. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” security type weightings represent 1.1% or less in the following security types: Agencies, Asset-Backed Securities, Bank Loans, Common Stocks, Emerging Markets–Corporate Bonds, Emerging Markets–Sovereigns, Local Governments–Regional Bonds, Local Governments–US Municipal Bonds, Quasi-Sovereigns, Supranationals, Warrants and Whole Loan Trusts.

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PORTFOLIO SUMMARY (continued)

March 31, 2019 (unaudited)

1

All data are as of March 31, 2019. The Fund’s country breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 1.5% or less in the following countries or regions: Angola, Argentina, Australia, Austria, Bermuda, Chile, China, Colombia, Costa Rica, Denmark, Dominican Republic, Egypt, Finland, Gabon, India, Ireland, Ivory Coast, Kazakhstan, Kuwait, Luxembourg, Malaysia, Mexico, Netherlands, New Zealand, Nigeria, Norway, Peru, Qatar, Saudi Arabia, Singapore, South Africa, South Korea, Sri Lanka, Supranational, Sweden, Turkey, United Arab Emirates and Uruguay.

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PORTFOLIO OF INVESTMENTS

March 31, 2019 (unaudited)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – TREASURIES – 30.7%
Austria – 1.0%
Republic of Austria Government Bond 0.50%, 2/20/29(a)	EUR	57,980	$66,737,494

Belgium – 4.0%
Kingdom of Belgium Government Bond Series 44 5.00%, 3/28/35(a)		4,410	8,000,996
Series 71 3.75%, 6/22/45(a)		2,300	3,998,257
Series 72 2.60%, 6/22/24(a)		15,065	19,402,553
Series 79 0.20%, 10/22/23(a)		114,165	131,005,334
Series 81 0.80%, 6/22/27(a)		70,935	83,663,482
Series 88 1.70%, 6/22/50(a)		23,462	27,940,438

			274,011,060

Canada – 1.2%
Canadian Government Bond 1.75%, 3/01/23	CAD	84,491	63,738,022
2.75%, 12/01/48		17,110	15,243,911

			78,981,933

Finland – 0.9%
Finland Government Bond 0.50%, 9/15/29(a)	EUR	56,064	64,387,008

France – 2.0%
French Republic Government Bond OAT 0.75%, 11/25/28(a)		25,525	29,974,796
1.00%, 5/25/27(a)		85,612	103,274,968

			133,249,764

Germany – 3.8%
Bundesrepublik Deutschland Bundesanleihe 0.50%, 2/15/28(a)		73,370	87,233,968
1.00%, 8/15/24(a)		1,196	1,447,512
2.50%, 7/04/44-8/15/46(a)		105,403	174,174,703

			262,856,183

Indonesia – 0.5%
Indonesia Treasury Bond Series FR70 8.375%, 3/15/24	IDR	437,499,000	32,121,152

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Ireland – 0.6%
Ireland Government Bond 1.00%, 5/15/26(a)	EUR	37,007	$43,974,091

Italy – 2.7%
Italy Buoni Poliennali Del Tesoro 1.35%, 4/15/22		58,260	66,025,507
2.20%, 6/01/27		30,630	34,279,076
3.35%, 3/01/35(a)		20,814	24,211,844
3.85%, 9/01/49(a)		53,602	63,182,066

			187,698,493

Japan – 3.1%
Japan Government Twenty Year Bond Series 150 1.40%, 9/20/34	JPY	6,281,600	67,319,561
Series 158 0.50%, 9/20/36		11,339,350	106,671,536
Series 159 0.60%, 12/20/36		4,022,550	38,450,322

			212,441,419

Malaysia – 1.2%
Malaysia Government Bond Series 0114 4.181%, 7/15/24	MYR	72,655	18,207,210
Series 0217 4.059%, 9/30/24		72,978	18,188,781
Series 0218 3.757%, 4/20/23		131,916	32,574,447
Series 0313 3.48%, 3/15/23		59,440	14,496,473

			83,466,911

Singapore – 0.4%
Singapore Government Bond 3.00%, 9/01/24	SGD	36,000	27,907,471

Spain – 2.0%
Spain Government Bond 1.95%, 4/30/26(a)	EUR	25,353	31,065,283
2.35%, 7/30/33(a)		34,915	43,183,656
4.40%, 10/31/23(a)		44,885	60,231,540

			134,480,479

United Kingdom – 2.0%
United Kingdom Gilt 1.50%, 7/22/47(a)	GBP	1,319	1,696,078
1.75%, 9/07/22(a)		41,640	56,237,637
2.00%, 9/07/25(a)		46,220	64,842,103
4.25%, 12/07/40(a)		8,574	16,798,683

			139,574,501

16 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

United States – 5.2%
U.S. Treasury Bonds 2.25%, 8/15/46	U.S.$	82,440	$73,551,938
2.875%, 5/15/43(b)		25,920	26,316,900
2.875%, 11/15/46		62,670	63,472,959
3.00%, 11/15/44		8,855	9,184,295
3.00%, 11/15/45(b)(c)		48,695	50,528,669
3.00%, 2/15/47(b)		31,220	32,405,386
3.125%, 8/15/44		14,393	15,252,082
4.625%, 2/15/40		10,100	13,257,828
U.S. Treasury Notes 1.625%, 2/15/26(b)		6,274	5,993,535
2.125%, 5/15/25		1,531	1,515,129
2.25%, 8/15/27(b)		62,545	61,948,871

			353,427,592

Uruguay – 0.1%
Uruguay Government International Bond 8.50%, 3/15/28(a)	UYU	180,873	4,699,403
9.875%, 6/20/22(a)		110,704	3,268,884

			7,968,287

Total Governments – Treasuries (cost $2,035,395,545)			2,103,283,838

CORPORATES – INVESTMENT GRADE – 21.5%
Financial Institutions – 10.7%
Banking – 8.0%
AIB Group PLC 4.75%, 10/12/23(a)	U.S.$	17,037	17,536,406
American Express Co. 4.20%, 11/06/25		270	285,372
Series C 4.90%, 3/15/20(d)		114	113,390
Banco Santander SA 3.50%, 4/11/22		10,600	10,700,265
5.179%, 11/19/25		400	421,454
Bank of America Corp. 2.375%, 6/19/24(a)	EUR	13,070	16,032,116
3.389% (LIBOR 3 Month + 0.79%), 3/05/24(e)	U.S.$	450	448,354
3.55%, 3/05/24		545	553,451
3.824%, 1/20/28		450	455,787
3.864%, 7/23/24		325	334,054
4.00%, 1/22/25		225	229,377
4.20%, 8/26/24		300	310,459
4.45%, 3/03/26		150	156,302

abfunds.com	AB GLOBAL BOND FUND | 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series B 8.05%, 6/15/27	U.S.$	1,037	$1,278,993
Series V 5.125%, 6/17/19(d)		6,865	6,844,206
Series Z 6.50%, 10/23/24(d)		7,010	7,597,263
Bank of Ireland Group PLC 4.50%, 11/25/23(a)		24,080	24,509,852
Bank of New York Mellon Corp. (The) Series E 4.95%, 6/20/20(d)		112	112,852
Bank One Michigan 8.25%, 11/01/24		210	255,943
Banque Federative du Credit Mutuel SA 3.75%, 7/20/23(a)		275	281,485
Barclays Bank PLC 6.625%, 3/30/22(a)	EUR	1,756	2,273,657
6.86%, 6/15/32(a)(d)	U.S.$	37	38,341
Barclays PLC 3.684%, 1/10/23		14,795	14,780,146
4.338%, 5/16/24		2,065	2,084,772
4.61%, 2/15/23		277	282,760
BBVA Banco Continental SA 5.00%, 8/26/22(a)		4,224	4,394,151
BBVA Global Finance Ltd. 7.00%, 12/01/25		110	123,652
BNP Paribas SA 4.705%, 1/10/25(a)		19,548	20,328,024
BNZ International Funding Ltd./London 3.375%, 3/01/23(a)		270	272,246
BPCE SA 4.00%, 9/12/23(a)		250	254,099
5.15%, 7/21/24(a)		260	271,003
5.70%, 10/22/23(a)		8,936	9,533,979
CaixaBank SA 1.125%, 1/12/23-5/17/24(a)	EUR	11,400	12,895,356
Capital One Bank USA, NA 3.375%, 2/15/23	U.S.$	915	913,575
Citigroup, Inc. 0.75%, 10/26/23(a)	EUR	5,829	6,623,867
3.20%, 10/21/26	U.S.$	115	112,440
3.40%, 5/01/26		227	226,010
3.52%, 10/27/28		175	171,992
3.875%, 3/26/25		373	377,395
4.40%, 6/10/25		380	393,435
4.45%, 9/29/27		275	282,492

18 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Compass Bank 2.75%, 9/29/19	U.S.$	3,398	$3,397,100
3.50%, 6/11/21		250	252,067
Cooperatieve Rabobank UA 3.95%, 11/09/22		3,962	4,037,912
4.375%, 8/04/25		9,145	9,448,833
11.00%, 6/30/19(a)(d)		88	89,640
Credit Agricole SA 6.50%, 6/23/21(a)(d)	EUR	5,550	6,668,771
8.125%, 12/23/25(a)(d)	U.S.$	205	228,831
8.375%, 10/13/19(a)(d)		175	178,967
Credit Agricole SA/London 2.375%, 7/01/21(a)		4,033	3,981,624
3.25%, 10/04/24(a)		1,713	1,681,491
3.375%, 1/10/22(a)		1,401	1,408,320
4.125%, 1/10/27(a)		4,715	4,801,648
Credit Suisse Group AG 2.125%, 9/12/25(a)	GBP	9,649	12,268,162
4.207%, 6/12/24(a)	U.S.$	4,200	4,300,598
Credit Suisse Group Funding Guernsey Ltd. 3.80%, 6/09/23		1,559	1,582,801
4.55%, 4/17/26		15,415	16,087,156
Danske Bank A/S 3.875%, 9/12/23(a)		325	318,832
5.375%, 1/12/24(a)		8,672	9,007,407
Deutsche Bank AG/New York NY 3.375%, 5/12/21		165	162,431
Discover Bank 4.682%, 8/09/28		328	333,111
DNB Bank ASA 6.50%, 3/26/22(a)(d)		200	205,325
Fifth Third Bancorp 3.50%, 3/15/22		15	15,306
Goldman Sachs Group, Inc. (The) 2.00%, 7/27/23(a)	EUR	13,508	15,975,370
2.876%, 10/31/22	U.S.$	225	223,283
2.905%, 7/24/23		2,275	2,248,278
3.75%, 5/22/25-2/25/26		313	314,952
3.85%, 7/08/24		1,230	1,254,893
4.25%, 10/21/25		385	393,926
4.411%, 4/23/39		385	384,554
HSBC Holdings PLC 4.25%, 3/14/24		8,362	8,551,617
4.292%, 9/12/26		6,801	6,995,883
6.00%, 9/29/23(a)(d)	EUR	4,100	5,129,046
Series E 4.75%, 7/04/29(a)(d)		600	659,589

abfunds.com	AB GLOBAL BOND FUND | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

ING Groep NV 6.875%, 4/16/22(a)(d)	U.S.$	422	$435,715
Intesa Sanpaolo SpA 3.125%, 7/14/22(a)		16,385	15,984,354
3.375%, 1/12/23(a)		13,790	13,455,965
3.928%, 9/15/26(a)	EUR	707	832,391
5.017%, 6/26/24(a)	U.S.$	6,713	6,475,709
JPMorgan Chase & Co. 2.776%, 4/25/23		325	322,959
3.22%, 3/01/25		270	269,810
3.509%, 1/23/29		115	113,897
3.559%, 4/23/24		896	910,809
3.882%, 7/24/38		115	112,593
3.90%, 7/15/25		250	259,323
3.96%, 1/29/27		383	395,316
4.452%, 12/05/29		535	569,375
Series V 5.00%, 7/01/19(d)		608	604,961
Series Z 5.30%, 5/01/20(d)		37	37,373
Lloyds Banking Group PLC 3.90%, 3/12/24		5,693	5,760,394
4.05%, 8/16/23		275	280,340
4.375%, 3/22/28		5,555	5,680,449
4.50%, 11/04/24		12,869	13,044,121
4.582%, 12/10/25		6,060	6,123,575
6.657%, 5/21/37(a)(d)		129	131,533
Morgan Stanley 3.125%, 7/27/26		115	111,978
3.737%, 4/24/24		435	443,434
4.457%, 4/22/39		110	113,933
5.00%, 11/24/25		160	171,249
Series G 1.375%, 10/27/26	EUR	17,531	20,086,494
1.75%, 3/11/24		13,530	15,967,194
4.35%, 9/08/26	U.S.$	700	717,571
4.431%, 1/23/30		275	289,878
Nationwide Building Society 2.00%, 7/25/29(a)	EUR	4,415	4,872,563
4.00%, 9/14/26(a)	U.S.$	7,555	7,251,417
Natwest Markets PLC 1.125%, 6/14/23(a)	EUR	12,050	13,520,102
Nordea Bank AB 4.875%, 5/13/21(a)	U.S.$	12,295	12,630,678
6.125%, 9/23/24(a)(d)		230	225,181
Nordea Bank Abp 3.75%, 8/30/23(a)		7,401	7,450,024

20 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Royal Bank of Scotland Group PLC 5.125%, 5/28/24	U.S.$	215	$221,068
Santander Holdings USA, Inc. 3.40%, 1/18/23		280	279,899
4.40%, 7/13/27		16,388	16,309,829
Santander UK Group Holdings PLC 2.875%, 8/05/21		13,775	13,651,686
4.75%, 9/15/25(a)		5,781	5,745,672
4.796%, 11/15/24		8,882	9,157,759
Santander UK PLC 5.00%, 11/07/23(a)		265	271,764
Skandinaviska Enskilda Banken AB 5.625%, 5/13/22(a)(d)		5,400	5,221,643
Societe Generale SA 3.875%, 3/28/24(a)		340	341,121
Standard Chartered PLC 3.95%, 1/11/23(a)		1,179	1,186,325
4.247%, 1/20/23(a)		3,612	3,666,830
5.20%, 1/26/24(a)		3,435	3,617,587
SunTrust Banks, Inc. 5.625%, 12/15/19(d)		2,191	2,223,287
Svenska Handelsbanken AB 5.25%, 3/01/21(a)(d)		225	222,931
Swedbank AB 6.00%, 3/17/22(a)(d)		400	383,128
UBS AG/Stamford CT 7.625%, 8/17/22		3,671	4,046,815
UBS Group Funding Switzerland AG 4.125%, 9/24/25(a)		210	216,139
6.875%, 3/22/21(a)(d)		12,055	12,356,520
7.125%, 2/19/20-8/10/21(a)(d)		853	880,604
UniCredit SpA 3.75%, 4/12/22(a)		11,665	11,615,062
US Bancorp Series J 5.30%, 4/15/27(d)		6,443	6,540,850
Wachovia Corp. 5.50%, 8/01/35		305	347,987
Wells Fargo & Co. 2.625%, 8/16/22(a)	EUR	383	464,043
3.00%, 10/23/26	U.S.$	849	826,305
3.069%, 1/24/23		208	208,383
3.50%, 3/08/22		325	331,108
4.15%, 1/24/29		272	284,272
Series G 4.30%, 7/22/27		165	171,672

abfunds.com	AB GLOBAL BOND FUND | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series K 6.381% (LIBOR 3 Month + 3.77%), 6/15/19(d)(e)	U.S.$	215	$216,826
Series M 3.45%, 2/13/23		205	207,403
Zions Bancorp NA 4.50%, 6/13/23		26	27,024

			544,572,697

Finance – 0.2%
Air Lease Corp. 3.25%, 3/01/25		285	274,389
GE Capital International Funding Co. Unlimited Co. 3.373%, 11/15/25		846	821,954
4.418%, 11/15/35		220	203,546
Harborwalk Funding Trust 5.077%, 2/15/69(a)		112	117,619
Peachtree Corners Funding Trust 3.976%, 2/15/25(a)		250	253,456
Synchrony Financial 4.25%, 8/15/24		175	176,075
4.375%, 3/19/24		2,267	2,298,548
4.50%, 7/23/25		12,780	12,829,791

			16,975,378

Insurance – 2.0%
ACE Capital Trust II 9.70%, 4/01/30		150	206,585
Aegon NV 5.50%, 4/11/48		275	273,170
Aetna, Inc. 3.875%, 8/15/47		230	199,039
Allianz SE 2.241%, 7/07/45(a)	EUR	14,900	17,300,471
Allstate Corp. (The) 6.50%, 5/15/57	U.S.$	160	172,116
American International Group, Inc. 6.82%, 11/15/37		198	239,681
Anthem, Inc. 3.30%, 1/15/23		15	15,160
3.50%, 8/15/24		250	253,290
4.55%, 3/01/48		275	281,756
Aon Corp. 8.205%, 1/01/27		155	182,466
ASR Nederland NV 5.125%, 9/29/45(a)	EUR	2,105	2,604,784

22 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Assicurazioni Generali SpA Series E 5.50%, 10/27/47(a)	EUR	7,099	$8,726,004
Aviva PLC 3.375%, 12/04/45(a)		5,953	6,894,445
Series E 6.125%, 7/05/43(a)		7,208	9,333,728
Caisse Nationale de Reassurance Mutuelle Agricole Groupama 6.00%, 1/23/27		6,700	8,978,916
Cloverie PLC for Swiss Re Corporate Solutions Ltd. 4.50%, 9/11/44(a)	U.S.$	200	197,963
CNP Assurances 4.25%, 6/05/45(a)	EUR	13,400	16,600,357
4.50%, 6/10/47(a)		2,100	2,628,615
Credit Agricole Assurances SA 4.75%, 9/27/48(a)		12,300	15,322,096
Five Corners Funding Trust 4.419%, 11/15/23(a)	U.S.$	2,400	2,526,612
Guardian Life Insurance Co. of America (The) 4.85%, 1/24/77(a)		149	157,296
Hartford Financial Services Group, Inc. (The) Series ICON 4.809% (LIBOR 3 Month + 2.13%), 2/12/47(a)(e)		280	242,568
Lincoln National Corp. 7.00%, 6/15/40		90	118,970
Massachusetts Mutual Life Insurance Co. 8.875%, 6/01/39(a)		2	3,114
MetLife Capital Trust IV 7.875%, 12/15/37(a)		207	251,724
MetLife, Inc. Series C 5.25%, 6/15/20(d)		260	261,838
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen 3.25%, 5/26/49(a)	EUR	16,300	20,099,648
Series E 6.25%, 5/26/42(a)		2,700	3,556,738
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)	U.S.$	4,415	6,933,272
Principal Financial Group, Inc. 4.70%, 5/15/55		290	284,893
Prudential Financial, Inc. 5.20%, 3/15/44		240	242,543
5.625%, 6/15/43		282	294,177

abfunds.com	AB GLOBAL BOND FUND | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

QBE Insurance Group Ltd. 6.75%, 12/02/44(a)	U.S.$	305	$323,282
Swiss Re Finance Luxembourg SA 5.00%, 4/02/49(a)		286	288,903
Voya Financial, Inc. 4.70%, 1/23/48		225	194,615
5.65%, 5/15/53		10,120	10,013,123

			136,203,958

REITS – 0.5%
Alexandria Real Estate Equities, Inc. 3.45%, 4/30/25		112	111,643
4.00%, 1/15/24		270	279,166
4.85%, 4/15/49		110	115,022
American Homes 4 Rent LP 4.25%, 2/15/28		280	277,048
American Tower Corp. 3.125%, 1/15/27		296	283,926
4.70%, 3/15/22		4,000	4,187,844
5.00%, 2/15/24		105	113,214
Boston Properties LP 2.75%, 10/01/26		120	113,746
3.20%, 1/15/25		225	222,897
Brixmor Operating Partnership LP 3.85%, 2/01/25		224	222,620
EPR Properties 4.95%, 4/15/28		220	228,630
Equinix, Inc. 2.875%, 3/15/24-2/01/26	EUR	6,785	7,852,834
Essex Portfolio LP 3.25%, 5/01/23	U.S.$	223	222,915
3.875%, 5/01/24		108	110,625
HCP, Inc. 3.875%, 8/15/24		335	343,148
Healthcare Trust of America Holdings LP 3.375%, 7/15/21		1,784	1,788,644
Hospitality Properties Trust 4.65%, 3/15/24		225	228,942
Host Hotels & Resorts LP 3.875%, 4/01/24		218	218,896
Kilroy Realty LP 3.45%, 12/15/24		50	49,550
Kimco Realty Corp. 2.80%, 10/01/26		122	114,783
Mid-America Apartments LP 3.75%, 6/15/24		100	101,685
National Retail Properties, Inc. 3.90%, 6/15/24		216	221,275

24 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Omega Healthcare Investors, Inc. 4.375%, 8/01/23	U.S.$	215	$219,634
Realty Income Corp. 3.875%, 4/15/25		270	279,374
Regency Centers LP 3.60%, 2/01/27		230	227,969
3.75%, 6/15/24		41	41,584
SITE Centers Corp. 3.625%, 2/01/25		170	166,899
Spirit Realty LP 4.45%, 9/15/26		1,957	1,930,125
STORE Capital Corp. 4.625%, 3/15/29		103	104,479
Ventas Realty LP 3.50%, 2/01/25		112	112,104
4.125%, 1/15/26		220	225,624
VEREIT Operating Partnership LP 4.60%, 2/06/24		3,710	3,817,267
Vornado Realty LP 3.50%, 1/15/25		560	554,581
Welltower, Inc. 4.00%, 6/01/25		379	389,808
4.95%, 9/01/48		220	233,488
Weyerhaeuser Co. 4.625%, 9/15/23		165	174,097
WP Carey, Inc. 4.60%, 4/01/24		58	60,477
WPC Eurobond BV 2.125%, 4/15/27	EUR	8,082	9,102,818

			35,049,381

			732,801,414

Industrial – 10.1%
Basic – 1.0%
Alpek SAB de CV 4.50%, 11/20/22(a)	U.S.$	220	222,258
Anglo American Capital PLC 3.625%, 9/11/24(a)		200	198,087
3.75%, 4/10/22(a)		280	280,787
4.875%, 5/14/25(a)		200	207,654
Celulosa Arauco y Constitucion SA 4.50%, 8/01/24		270	278,100
Dow Chemical Co. (The) 4.375%, 11/15/42		175	166,946
4.55%, 11/30/25(a)		214	226,451

abfunds.com	AB GLOBAL BOND FUND | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

DowDuPont, Inc. 4.205%, 11/15/23	U.S.$	13,315	$13,921,818
4.493%, 11/15/25		375	399,575
5.319%, 11/15/38		270	300,020
Equate Petrochemical BV 3.00%, 3/03/22(a)		15,619	15,342,700
4.25%, 11/03/26(a)		200	201,450
Glencore Finance Canada Ltd. 4.95%, 11/15/21(a)		105	109,094
Glencore Finance Europe Ltd. 1.75%, 3/17/25(a)	EUR	2,383	2,739,122
1.875%, 9/13/23(a)		10,148	11,818,233
Glencore Funding LLC 4.00%, 3/27/27(a)	U.S.$	2,431	2,352,007
4.125%, 5/30/23-3/12/24(a)		444	449,852
4.625%, 4/29/24(a)		4,507	4,652,391
GTL Trade Finance, Inc./Gerdau Holdings, Inc. 5.893%, 4/29/24(a)		782	838,703
Huntsman International LLC 4.50%, 5/01/29		116	115,539
Inversiones CMPC SA 4.375%, 4/04/27(a)		265	266,449
Mexichem SAB de CV 4.00%, 10/04/27(a)		280	271,862
Mosaic Co. (The) 4.25%, 11/15/23		286	296,650
Nexa Resources SA 5.375%, 5/04/27(a)		200	206,251
Nutrien Ltd. 3.375%, 3/15/25		105	103,592
SABIC Capital II BV 4.00%, 10/10/23(a)		9,776	9,973,984
Vale Overseas Ltd. 6.25%, 8/10/26		210	229,320
Yamana Gold, Inc. 4.95%, 7/15/24		99	101,750

			66,270,645

Capital Goods – 0.1%
CNH Industrial Capital LLC 4.375%, 4/05/22		102	104,859
General Electric Co. Series G 6.875%, 1/10/39		175	207,178
Johnson Controls International PLC 4.625%, 7/02/44		194	188,372

26 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

United Technologies Corp. 3.95%, 8/16/25	U.S.$	264	$274,324
Wabtec Corp. 4.40%, 3/15/24		4,990	5,075,629

			5,850,362

Communications - Media – 0.6%
CBS Corp. 3.375%, 2/15/28		85	81,143
3.50%, 1/15/25		55	54,917
4.00%, 1/15/26		1,847	1,872,827
4.20%, 6/01/29		10,147	10,235,604
5.50%, 5/15/33		85	93,090
Charter Communications Operating LLC/Charter Communications Operating Capital 4.908%, 7/23/25		13,384	14,125,045
5.05%, 3/30/29		240	252,922
5.75%, 4/01/48		245	256,026
Comcast Corp. 3.40%, 7/15/46		180	159,333
3.90%, 3/01/38		280	275,202
4.25%, 1/15/33		350	369,409
4.60%, 10/15/38		411	440,671
4.70%, 10/15/48		220	238,830
4.75%, 3/01/44		100	108,349
Cox Communications, Inc. 4.50%, 6/30/43(a)		160	141,830
Discovery Communications LLC 3.95%, 3/20/28		144	140,015
Fox Corp. 4.709%, 1/25/29(a)		163	174,326
5.476%, 1/25/39(a)		109	120,550
Myriad International Holdings BV 6.00%, 7/18/20(a)		5,287	5,440,016
Omnicom Group, Inc./Omnicom Capital, Inc. 3.60%, 4/15/26		201	199,342
3.65%, 11/01/24		110	111,036
Thomson Reuters Corp. 4.30%, 11/23/23		445	462,583
Time Warner Cable LLC 4.50%, 9/15/42		100	87,694
6.55%, 5/01/37		105	115,877
TWDC Enterprises 18 Corp. Series G 4.125%, 6/01/44		110	117,058

abfunds.com	AB GLOBAL BOND FUND | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Viacom, Inc. 5.625%, 9/15/19	U.S.$	10	$10,105
Walt Disney Co. (The) 5.40%, 10/01/43		230	286,327
Warner Media LLC 2.95%, 7/15/26		120	113,640
3.55%, 6/01/24		6,274	6,329,663
3.60%, 7/15/25		150	149,701
4.05%, 12/15/23		215	223,859
4.85%, 7/15/45		115	115,660
WPP Finance 2010 4.75%, 11/21/21		693	716,180

			43,618,830

Communications - Telecommunications – 0.6%
AT&T, Inc. 3.40%, 5/15/25		5,641	5,595,291
4.125%, 2/17/26		5,849	5,977,590
4.75%, 5/15/46		112	109,423
4.80%, 6/15/44		70	68,367
4.85%, 3/01/39		122	122,719
5.15%, 2/15/50		290	296,500
5.45%, 3/01/47		288	307,512
British Telecommunications PLC 9.625%, 12/15/30		150	214,720
Major League Baseball 3.44%, 12/10/20		5,350	5,407,763
Qwest Corp. 6.75%, 12/01/21		150	159,408
Rogers Communications, Inc. 4.00%, 6/06/22	CAD	5,000	3,912,055
SK Telecom Co., Ltd. 3.75%, 4/16/23(a)	U.S.$	275	281,484
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 4.738%, 3/20/25(a)		17,360	17,548,564
Verizon Communications, Inc.
2.625%, 8/15/26		780	746,463
3.376%, 2/15/25		23	23,313
4.016%, 12/03/29(a)		428	441,952
4.125%, 3/16/27		110	115,188
4.272%, 1/15/36		139	140,619
4.329%, 9/21/28		277	293,076
4.522%, 9/15/48		215	220,497
4.862%, 8/21/46		250	266,127
5.012%, 4/15/49		100	108,931

28 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Vodafone Group PLC 2.95%, 2/19/23	U.S.$	225	$222,753
4.125%, 5/30/25		463	472,137

			43,052,452

Consumer Cyclical - Automotive – 0.9%
Daimler Finance North America LLC 3.65%, 2/22/24(a)		223	226,228
Ford Motor Credit Co. LLC 3.20%, 1/15/21		275	270,946
3.219%, 1/09/22		375	364,143
General Motors Co. 4.20%, 10/01/27		4,950	4,763,930
General Motors Financial Co., Inc. 3.50%, 11/07/24		570	551,344
3.70%, 5/09/23		2,606	2,593,812
4.35%, 4/09/25		475	473,414
5.10%, 1/17/24		15,413	16,047,384
Harley-Davidson Financial Services, Inc. 4.05%, 2/04/22(a)		165	166,717
Volkswagen Bank GmbH 1.25%, 6/10/24(a)	EUR	15,200	16,906,948
Volkswagen Group of America Finance LLC 4.625%, 11/13/25(a)	U.S.$	270	279,252
Volkswagen International Finance NV Series 10Y 1.875%, 3/30/27(a)	EUR	9,100	10,048,365
Volkswagen Leasing GmbH 2.625%, 1/15/24(a)		8,245	9,824,318
ZF North America Capital, Inc. 4.75%, 4/29/25(a)	U.S.$	234	227,848

			62,744,649

Consumer Cyclical - Entertainment – 0.5%
Carnival Corp. 1.625%, 2/22/21	EUR	26,900	31,097,164

Consumer Cyclical - Other – 0.1%
James Hardie International Finance DAC 3.625%, 10/01/26(a)		4,800	5,474,260
Marriott International, Inc./MD 3.60%, 4/15/24	U.S.$	279	281,337
Owens Corning 7.00%, 12/01/36		50	56,495

			5,812,092

abfunds.com	AB GLOBAL BOND FUND | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Restaurants – 0.0%
Starbucks Corp. 4.50%, 11/15/48	U.S.$	264	$269,405

Consumer Cyclical - Retailers – 0.0%
Home Depot, Inc. (The) 5.40%, 9/15/40		90	108,470
5.875%, 12/16/36		90	113,393
Lowe’s Cos., Inc. 3.70%, 4/15/46		115	101,906
Walgreens Boots Alliance, Inc. 3.80%, 11/18/24		430	437,895

			761,664

Consumer Non-Cyclical – 1.7%
AbbVie, Inc. 3.20%, 5/14/26		235	228,135
3.60%, 5/14/25		538	539,107
4.45%, 5/14/46		115	106,648
4.70%, 5/14/45		100	95,981
4.875%, 11/14/48		183	179,757
Allergan Funding SCS 3.85%, 6/15/24		220	222,788
Altria Group, Inc. 1.00%, 2/15/23	EUR	12,325	13,933,325
1.70%, 6/15/25		8,180	9,305,607
3.875%, 9/16/46	U.S.$	230	189,180
4.25%, 8/09/42		115	100,072
4.40%, 2/14/26		126	129,729
AmerisourceBergen Corp. 4.30%, 12/15/47		119	107,961
Amgen, Inc. 4.40%, 5/01/45		420	411,489
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. 4.90%, 2/01/46(a)		620	623,378
Anheuser-Busch InBev Worldwide, Inc. 4.375%, 4/15/38		220	211,184
4.60%, 4/15/48		158	151,742
5.45%, 1/23/39		109	118,133
BAT Capital Corp. 3.222%, 8/15/24		285	278,382
Bayer US Finance II LLC 2.85%, 4/15/25(a)		275	251,708
Becton Dickinson and Co. 3.363%, 6/06/24		105	105,037
3.734%, 12/15/24		463	470,113

30 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Biogen, Inc. 5.20%, 9/15/45	U.S.$	140	$147,788
BRF SA 3.95%, 5/22/23(a)		446	416,029
Bunge Ltd. Finance Corp. 3.50%, 11/24/20		174	174,852
Cardinal Health, Inc. 3.079%, 6/15/24		275	268,724
Celgene Corp. 3.625%, 5/15/24		220	223,420
3.875%, 8/15/25		275	281,611
4.55%, 2/20/48		105	106,556
Cigna Corp. 4.125%, 11/15/25(a)		206	213,216
4.375%, 10/15/28(a)		165	171,104
Constellation Brands, Inc. 4.40%, 11/15/25		375	393,324
CVS Health Corp. 3.875%, 7/20/25		440	445,470
4.10%, 3/25/25		13,945	14,313,803
4.78%, 3/25/38		490	485,094
Express Scripts Holding Co. 3.00%, 7/15/23		88	87,435
3.40%, 3/01/27		130	126,617
3.50%, 6/15/24		137	137,983
4.80%, 7/15/46		115	116,795
Fresenius Medical Care US Finance, Inc. 5.75%, 2/15/21(a)		200	208,208
General Mills, Inc. 3.783% (LIBOR 3 Month + 1.01%), 10/17/23(e)		110	110,422
4.00%, 4/17/25		330	341,133
Gilead Sciences, Inc. 4.15%, 3/01/47		110	105,989
4.50%, 2/01/45		220	222,156
4.60%, 9/01/35		210	220,451
Keurig Dr. Pepper, Inc. 4.057%, 5/25/23(a)		270	277,787
4.417%, 5/25/25(a)		270	279,943
Kraft Heinz Foods Co. 3.00%, 6/01/26		240	224,366
3.95%, 7/15/25		335	337,418
4.00%, 6/15/23		435	446,805
4.375%, 6/01/46		155	134,113
Laboratory Corp. of America Holdings 3.60%, 2/01/25		100	99,647

abfunds.com	AB GLOBAL BOND FUND | 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Leggett & Platt, Inc. 4.40%, 3/15/29	U.S.$	279	$281,507
Medtronic Global Holdings SCA 1.125%, 3/07/27	EUR	6,517	7,530,540
Medtronic, Inc. 4.375%, 3/15/35	U.S.$	150	163,685
4.625%, 3/15/45		19	21,694
Merck & Co., Inc. 4.00%, 3/07/49		170	176,540
Mylan, Inc. 3.125%, 1/15/23(a)		100	97,740
4.20%, 11/29/23		105	106,664
Pfizer, Inc. 4.10%, 9/15/38		165	173,263
7.20%, 3/15/39		80	115,898
Philip Morris International, Inc. 4.25%, 11/10/44		320	310,424
Reynolds American, Inc. 4.45%, 6/12/25		8,780	9,023,671
Smithfield Foods, Inc. 3.35%, 2/01/22(a)		113	110,664
Takeda Pharmaceutical Co., Ltd. 1.125%, 11/21/22(a)	EUR	20,610	23,730,078
4.40%, 11/26/23(a)	U.S.$	16,719	17,543,899
Tyson Foods, Inc. 4.00%, 3/01/26		4,858	4,967,334
4.35%, 3/01/29		5,296	5,475,757
5.10%, 9/28/48		208	211,716
Zimmer Biomet Holdings, Inc. 3.70%, 3/19/23		107	108,254

			119,027,043

Energy – 2.1%
Anadarko Petroleum Corp. 6.20%, 3/15/40		115	129,559
Andeavor Logistics LP/Tesoro Logistics Finance Corp. 3.50%, 12/01/22		220	222,398
Antero Resources Corp. 5.125%, 12/01/22		10,343	10,403,279
Apache Corp. 7.75%, 12/15/29		60	75,963
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc. 4.08%, 12/15/47		110	100,891
Boardwalk Pipelines LP 4.95%, 12/15/24		100	103,417
5.95%, 6/01/26		200	212,306

32 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Buckeye Partners LP 4.125%, 12/01/27	U.S.$	240	$228,397
Canadian Natural Resources Ltd. 2.95%, 1/15/23		390	387,134
3.80%, 4/15/24		110	112,226
Cenovus Energy, Inc. 3.00%, 8/15/22		115	112,590
ConocoPhillips 6.50%, 2/01/39		125	168,312
Continental Resources, Inc./OK 3.80%, 6/01/24		110	110,824
4.50%, 4/15/23		388	401,940
Crescent Point Energy Corp. 5.13%, 4/14/21(f)(g)		15,250	15,787,932
Devon Energy Corp. 5.00%, 6/15/45		110	114,960
Ecopetrol SA 5.875%, 9/18/23		160	174,760
Enbridge Energy Partners LP 5.875%, 10/15/25		160	180,908
Encana Corp. 3.90%, 11/15/21		170	173,442
Energy Transfer Operating LP 4.25%, 3/15/23		220	224,880
4.50%, 4/15/24		1,744	1,823,593
4.65%, 6/01/21		2,850	2,935,366
4.90%, 2/01/24		2,700	2,850,125
6.05%, 6/01/41		85	90,438
6.25%, 4/15/49		163	182,465
Energy Transfer Partners LP/Regency Energy Finance Corp. 4.50%, 11/01/23		155	161,430
5.00%, 10/01/22		105	110,696
Eni SpA Series X-R 4.00%, 9/12/23(a)		200	204,239
EnLink Midstream Partners LP 4.15%, 6/01/25		10,425	10,066,182
Enterprise Products Operating LLC 4.25%, 2/15/48		165	160,945
4.80%, 2/01/49		110	116,902
5.10%, 2/15/45		125	136,819
Exxon Mobil Corp. 4.114%, 3/01/46		135	145,979
Hess Corp. 4.30%, 4/01/27		5,605	5,554,392
7.125%, 3/15/33		60	69,849

abfunds.com	AB GLOBAL BOND FUND | 33

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Husky Energy, Inc. 3.95%, 4/15/22	U.S.$	115	$117,654
4.00%, 4/15/24		115	117,437
Kerr-McGee Corp. 6.95%, 7/01/24		90	103,445
Kinder Morgan Energy Partners LP 3.45%, 2/15/23		140	141,603
4.30%, 5/01/24		380	396,759
7.30%, 8/15/33		90	111,911
Kinder Morgan, Inc./DE 5.05%, 2/15/46		103	105,459
Marathon Oil Corp. 6.80%, 3/15/32		277	330,056
Marathon Petroleum Corp. 4.75%, 12/15/23(a)		260	274,352
5.125%, 12/15/26(a)		200	214,478
5.85%, 12/15/45		67	71,589
6.50%, 3/01/41		139	169,238
MPLX LP 4.875%, 12/01/24		100	106,771
Newfield Exploration Co. 5.375%, 1/01/26		65	70,108
5.625%, 7/01/24		145	158,252
Noble Energy, Inc. 3.85%, 1/15/28		263	259,062
3.90%, 11/15/24		15,277	15,437,363
Occidental Petroleum Corp. 4.20%, 3/15/48		279	292,313
Oleoducto Central SA 4.00%, 5/07/21(a)		3,210	3,238,087
ONEOK Partners LP 4.90%, 3/15/25		145	154,503
ONEOK, Inc. 4.55%, 7/15/28		215	222,426
5.20%, 7/15/48		245	251,391
Peru LNG Srl 5.375%, 3/22/30(a)		275	284,379
Plains All American Pipeline LP/PAA Finance Corp.
3.60%, 11/01/24		11,321	11,283,063
3.85%, 10/15/23		5,943	6,004,124
4.65%, 10/15/25		150	156,334
Sabine Pass Liquefaction LLC 5.75%, 5/15/24		14,000	15,426,250
Shell International Finance BV 4.375%, 5/11/45		210	228,839

34 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Southern Star Central Corp. 5.125%, 7/15/22(a)	U.S.$	5,000	$4,999,000
Spectra Energy Partners LP 3.50%, 3/15/25		85	85,177
4.60%, 6/15/21		330	338,802
Suncor Energy, Inc. 6.50%, 6/15/38		76	95,859
Sunoco Logistics Partners Operations LP 3.90%, 7/15/26		246	244,975
4.25%, 4/01/24		9,200	9,477,270
5.40%, 10/01/47		100	99,855
Tengizchevroil Finance Co. International Ltd. 4.00%, 8/15/26(a)		6,019	5,918,182
TransCanada PipeLines Ltd. 6.20%, 10/15/37		95	113,077
Valero Energy Corp. 3.40%, 9/15/26		90	88,160
4.00%, 4/01/29		195	196,761
6.625%, 6/15/37		100	123,159
Western Midstream Operating LP 4.50%, 3/01/28		110	109,418
4.75%, 8/15/28		66	66,978
Williams Cos., Inc. (The) 3.60%, 3/15/22		275	279,131
3.90%, 1/15/25		4,098	4,182,947
4.00%, 11/15/21		2,603	2,669,759
4.50%, 11/15/23		4,465	4,685,660

			143,536,954

Other Industrial – 0.0%
Alfa SAB de CV 5.25%, 3/25/24(a)		200	208,800

Services – 0.2%
Amazon.com, Inc. 3.875%, 8/22/37		120	124,864
4.05%, 8/22/47		300	317,196
Expedia Group, Inc. 3.80%, 2/15/28		9,455	9,113,779
5.00%, 2/15/26		269	284,634
IHS Markit Ltd. 4.00%, 3/01/26(a)		98	97,519
4.125%, 8/01/23		255	260,733
4.75%, 2/15/25(a)		109	113,445
Moody’s Corp. 4.875%, 2/15/24		145	155,416

abfunds.com	AB GLOBAL BOND FUND | 35

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

S&P Global, Inc. 4.50%, 5/15/48	U.S.$	160	$173,682
Total System Services, Inc.
3.75%, 6/01/23		100	102,034
3.80%, 4/01/21		109	110,629
4.00%, 6/01/23		181	186,062
Verisk Analytics, Inc. 4.00%, 6/15/25		168	174,967
4.125%, 3/15/29		43	44,303

			11,259,263

Technology – 1.5%
Analog Devices, Inc. 3.125%, 12/05/23		280	282,032
Apple, Inc. 3.45%, 2/09/45		575	547,390
4.375%, 5/13/45		145	157,209
4.65%, 2/23/46		125	141,247
Applied Materials, Inc. 4.35%, 4/01/47		105	110,262
Autodesk, Inc. 4.375%, 6/15/25		385	399,218
Baidu, Inc. 2.875%, 7/06/22		275	271,340
3.875%, 9/29/23		200	203,984
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.625%, 1/15/24		3,109	3,101,193
3.875%, 1/15/27		6,978	6,666,879
Broadcom, Inc. 3.625%, 0/ /0		10,120	10,040,862
4.25%, 4/15/26		7,146	7,093,191
Cisco Systems, Inc. 5.50%, 1/15/40		90	113,922
5.90%, 2/15/39		75	98,288
Dell International LLC/EMC Corp. 4.90%, 10/01/26(a)		279	283,210
6.02%, 6/15/26(a)		1,996	2,148,431
Fidelity National Information Services, Inc. 0.40%, 1/15/21	EUR	5,093	5,735,051
3.875%, 6/05/24	U.S.$	68	69,450
Series 30Y 4.75%, 5/15/48		221	217,680
Fiserv, Inc. 4.20%, 10/01/28		65	66,836
Intel Corp. 3.734%, 12/08/47		305	306,870

36 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

International Business Machines Corp. 0.375%, 1/31/23	EUR	14,455	$16,341,875
0.875%, 1/31/25		8,805	10,064,000
4.00%, 6/20/42	U.S.$	229	225,950
Juniper Networks, Inc. 4.50%, 3/15/24		150	156,216
KLA-Tencor Corp. 4.65%, 11/01/24		11,238	12,004,443
5.00%, 3/15/49		135	142,878
Lam Research Corp. 3.75%, 3/15/26		130	132,341
4.875%, 3/15/49		110	116,166
Micron Technology, Inc. 4.64%, 2/06/24		444	455,557
Microsoft Corp.
3.45%, 8/08/36		540	543,499
3.70%, 8/08/46		275	281,523
Series 30Y 4.25%, 2/06/47		130	145,110
NXP BV/NXP Funding LLC 4.125%, 6/01/21(a)		275	280,005
5.55%, 12/01/28(a)		215	232,288
Oracle Corp. 3.90%, 5/15/35		190	193,751
4.00%, 7/15/46-11/15/47		619	622,780
5.375%, 7/15/40		150	179,024
QUALCOMM, Inc. 2.60%, 1/30/23		270	266,608
4.30%, 5/20/47		115	109,552
Seagate HDD Cayman 4.75%, 6/01/23-1/01/25		5,206	5,089,631
4.875%, 3/01/24		3,611	3,602,402
Tencent Holdings Ltd. 3.375%, 5/02/19(a)		5,087	5,087,768
VMware, Inc. 2.95%, 8/21/22		88	87,251
Western Digital Corp. 4.75%, 2/15/26		10,309	9,860,239

			104,275,402

Transportation - Airlines – 0.1%
Southwest Airlines Co. Pass-Through Trust Series 07-1 6.15%, 8/01/22		3,828	4,022,528

abfunds.com	AB GLOBAL BOND FUND | 37

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Transportation - Services – 0.7%
Adani Ports & Special Economic Zone Ltd. 3.95%, 1/19/22(a)	U.S.$	12,115	$12,132,749
4.00%, 7/30/27(a)		12,432	11,838,559
Aviation Capital Group LLC 3.875%, 5/01/23(a)		270	270,831
Chicago Parking Meters LLC 4.93%, 12/30/25		16,500	17,507,143
FedEx Corp. 0.70%, 5/13/22	EUR	6,016	6,835,584
Pacific National Finance Pty Ltd. 4.625%, 9/23/20(a)	U.S.$	1,501	1,523,584
Penske Truck Leasing Co. Lp/PTL Finance Corp. 3.90%, 2/01/24(a)		270	273,442

			50,381,892

			692,189,145

Utility – 0.7%
Electric – 0.6%
Abu Dhabi National Energy Co. PJSC 4.375%, 4/23/25(a)		275	282,457
Adani Transmission Ltd. 4.00%, 8/03/26(a)		14,855	13,776,750
AEP Transmission Co. LLC 3.75%, 12/01/47		110	108,228
Berkshire Hathaway Energy Co. 3.80%, 7/15/48		120	114,612
4.50%, 2/01/45		150	159,580
Duke Energy Florida LLC 6.40%, 6/15/38		150	200,697
Enel Americas SA 4.00%, 10/25/26		91	89,863
Enel Chile SA 4.875%, 6/12/28		75	79,095
Enel Finance International NV 3.625%, 5/25/27(a)		225	214,751
4.25%, 9/14/23(a)		14,191	14,503,401
Enel Generacion Chile SA 4.25%, 4/15/24		100	101,808
Exelon Corp. 5.625%, 6/15/35		55	62,808
Jersey Central Power & Light Co. 4.30%, 1/15/26(a)		221	230,117
Kallpa Generacion SA 4.125%, 8/16/27(a)		200	197,500

38 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

MidAmerican Energy Co. 4.25%, 7/15/49	U.S.$	163	$173,376
Monongahela Power Co. 4.10%, 4/15/24(a)		3,231	3,373,762
Oncor Electric Delivery Co. LLC 7.00%, 5/01/32		175	235,046
Southern Co. (The) 3.25%, 7/01/26		115	112,708
Southern Power Co. Series F 4.95%, 12/15/46		160	161,561
TECO Finance, Inc. 5.15%, 3/15/20		2,970	3,030,246
Wisconsin Electric Power Co. 4.25%, 12/15/19		35	35,289

			37,243,655

Natural Gas – 0.1%
Brooklyn Union Gas Co. (The) 4.487%, 3/04/49(a)		112	119,834
CenterPoint Energy Resources Corp. 4.10%, 9/01/47		107	104,543
NiSource, Inc. 3.95%, 3/30/48		110	104,766
Talent Yield Investments Ltd. 4.50%, 4/25/22(a)		6,500	6,663,573

			6,992,716

			44,236,371

Total Corporates – Investment Grade (cost $1,456,249,059)			1,469,226,930

MORTGAGE PASS-THROUGHS – 7.3%
Agency Fixed Rate 30-Year – 7.1%
Federal Home Loan Mortgage Corp. Gold Series 2018 4.00%, 12/01/48		32,699	33,963,983
4.50%, 11/01/48		31,928	33,766,619
Series 2019 4.50%, 2/01/49		26,000	27,588,784
5.00%, 1/01/49		12,545	13,502,292
Federal National Mortgage Association Series 2005 5.50%, 2/01/35		16	17,633
Series 2007 5.50%, 9/01/36-8/01/37		22	24,020
Series 2008 5.50%, 3/01/37-5/01/38		2,119	2,325,959

abfunds.com	AB GLOBAL BOND FUND | 39

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2009 5.00%, 12/01/39	U.S.$	16	$16,813
Series 2017 3.50%, 6/01/47-1/01/48		10,692	10,862,178
Series 2018 3.50%, 1/01/48-5/01/48		100,750	102,531,318
4.00%, 8/01/48-9/01/48		88,962	92,365,196
4.50%, 9/01/48-12/01/48		103,340	109,109,009
Series 2019 4.50%, 4/01/49, TBA		9,561	9,961,367
5.00%, 4/01/49, TBA		46,780	49,458,885

			485,494,056

Other Agency Fixed Rate Programs – 0.2%
Canadian Mortgage Pools 6.125%, 12/01/24	CAD	13,391	11,639,181

Total Mortgage Pass-Throughs (cost $487,731,919)			497,133,237

INFLATION-LINKED SECURITIES – 5.5%
Japan – 5.0%
Japanese Government CPI Linked Bond Series 21 0.10%, 3/10/26	JPY	6,572,020	61,616,823
Series 22 0.10%, 3/10/27		9,379,778	88,271,298
Series 23 0.10%, 3/10/28		20,408,227	191,972,311

			341,860,432

New Zealand – 0.3%
New Zealand Government Inflation Linked Bond Series 925 2.00%, 9/20/25(a)	NZD	20,554	16,368,845

United States – 0.2%
U.S. Treasury Inflation Index 0.125%, 7/15/26 (TIPS)	U.S.$	16,098	15,744,738

Total Inflation-Linked Securities (cost $371,901,404)			373,974,015

40 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

CORPORATES – NON-INVESTMENT GRADE – 4.6%
Industrial – 2.7%
Basic – 0.1%
FMG Resources (August 2006) Pty Ltd. 5.125%, 5/15/24(a)	U.S.$	165	$165,559
Smurfit Kappa Acquisitions ULC 2.875%, 1/15/26(a)	EUR	8,450	9,868,593

			10,034,152

Capital Goods – 0.3%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 4.25%, 9/15/22(a)	U.S.$	200	200,000
Colfax Corp. 3.25%, 5/15/25(a)	EUR	6,829	7,829,205
Crown European Holdings SA 2.625%, 9/30/24(a)		4,992	5,811,481
Tervita Escrow Corp. 7.625%, 12/01/21(a)	U.S.$	74	73,629
TransDigm, Inc. 6.25%, 3/15/26(a)		8,414	8,742,878

			22,657,193

Communications - Media – 0.0%
CCO Holdings LLC/CCO Holdings Capital Corp. 5.00%, 2/01/28(a)		110	108,421
TEGNA, Inc. 4.875%, 9/15/21(a)		100	100,527

			208,948

Consumer Cyclical - Automotive – 0.2%
IHO Verwaltungs GmbH 3.25% (3.25% Cash or 4.00% PIK), 9/15/23(a)(h)	EUR	5,935	6,778,355
LKQ European Holdings BV 3.625%, 4/01/26(a)		109	125,374
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 4.375%, 5/15/26		1,819	2,078,436
6.25%, 5/15/26(a)	U.S.$	40	40,801
Tenneco, Inc. 5.00%, 7/15/24(a)	EUR	5,570	6,538,074

			15,561,040

abfunds.com	AB GLOBAL BOND FUND | 41

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Entertainment – 0.1%
Dometic Group AB 3.00%, 9/13/23(a)(i)	EUR	4,000	$4,503,301

Consumer Cyclical - Other – 0.2%
International Game Technology PLC 4.75%, 2/15/23(a)		4,080	4,974,655
6.50%, 2/15/25(a)	U.S.$	3,090	3,217,738
PulteGroup, Inc. 5.00%, 1/15/27		38	37,997
6.375%, 5/15/33		26	26,137
7.875%, 6/15/32		11	12,281
Wyndham Destinations, Inc. 4.25%, 3/01/22		3,300	3,306,788

			11,575,596

Consumer Cyclical - Retailers – 0.0%
Group 1 Automotive, Inc. 5.25%, 12/15/23(a)		90	90,567

Consumer Non-Cyclical – 0.3%
HCA, Inc. 5.375%, 9/01/26		5,246	5,519,658
Leisureworld Senior Care LP Series B 3.474%, 2/03/21	CAD	7,675	5,837,962
Spectrum Brands, Inc. 5.75%, 7/15/25	U.S.$	9,505	9,612,036

			20,969,656

Energy – 0.6%
California Resources Corp. 5.50%, 9/15/21		363	282,391
8.00%, 12/15/22(a)		972	763,902
Cheniere Energy Partners LP 5.25%, 10/01/25		69	70,532
Diamond Offshore Drilling, Inc. 4.875%, 11/01/43		85	53,548
Energy Transfer LP 4.25%, 3/15/23		10,070	10,158,284
Hess Infrastructure Partners LP/Hess Infrastructure Partners Finance Corp. 5.625%, 2/15/26(a)		4,935	5,018,979
Nabors Industries, Inc. 5.50%, 1/15/23		3,527	3,381,233
PDC Energy, Inc. 5.75%, 5/15/26		7,561	7,371,045
SandRidge Energy, Inc. 7.50%, 2/15/23(f)(g)(j)(k)		1,894	– 0	–

42 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

SM Energy Co. 6.625%, 1/15/27	U.S.$	3,214	$3,061,030
Sunoco LP/Sunoco Finance Corp. 4.875%, 1/15/23		3,152	3,201,600
Transocean Poseidon Ltd. 6.875%, 2/01/27(a)		4,220	4,395,721
UGI International LLC 3.25%, 11/01/25(a)	EUR	3,879	4,514,767

			42,273,032

Other Industrial – 0.2%
Belden, Inc. 2.875%, 9/15/25(a)		140	159,511
3.375%, 7/15/27(a)		8,131	9,189,101
3.875%, 3/15/28(a)		2,224	2,514,920
ProGroup AG 3.00%, 3/31/26(a)		2,273	2,617,971

			14,481,503

Services – 0.2%
Elis SA 2.875%, 2/15/26(a)		6,800	7,841,572
Intertrust Group BV 3.375%, 11/15/25(a)		6,925	7,936,827

			15,778,399

Technology – 0.2%
CommScope Finance LLC 5.50%, 3/01/24(a)	U.S.$	4,690	4,802,480
6.00%, 3/01/26(a)		6,577	6,792,430

			11,594,910

Transportation - Railroads – 0.0%
Getlink SE 3.625%, 10/01/23(a)	EUR	250	291,868

Transportation - Services – 0.3%
Europcar Mobility Group 5.75%, 6/15/22(a)		3,715	4,272,446
Herc Rentals, Inc. 7.75%, 6/01/24(a)	U.S.$	774	824,336
Loxam SAS 4.25%, 4/15/24(a)	EUR	1,564	1,839,218
XPO Logistics, Inc. 6.75%, 8/15/24(a)	U.S.$	10,050	10,252,407

			17,188,407

			187,208,572

abfunds.com	AB GLOBAL BOND FUND | 43

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Financial Institutions – 1.9%
Banking – 1.6%
Allied Irish Banks PLC Series E 7.375%, 12/03/20(a)(d)	EUR	1,033	$1,234,486
Banco Bilbao Vizcaya Argentaria SA 5.875%, 5/24/22(a)(d)		10,600	11,831,097
Banco Santander SA 6.25%, 9/11/21(a)(d)		8,300	9,555,131
6.75%, 4/25/22(a)(d)		2,300	2,738,882
Barclays PLC 7.875%, 3/15/22(a)(d)	U.S.$	200	207,250
8.00%, 12/15/20(d)	EUR	10,385	12,529,600
8.00%, 6/15/24(d)	U.S.$	6,744	6,901,277
CaixaBank SA 6.75%, 6/13/24(a)(d)	EUR	2,800	3,266,536
CIT Group, Inc. 4.125%, 3/09/21	U.S.$	106	107,424
5.25%, 3/07/25		79	84,124
Citigroup, Inc. 5.95%, 1/30/23(d)		1,644	1,673,395
Series P 5.95%, 5/15/25(d)		2,793	2,852,491
Series Q 5.95%, 8/15/20(d)		5,255	5,325,144
Citizens Financial Group, Inc. Series A 5.50%, 4/06/20(d)		33	33,257
Credit Suisse Group AG 6.25%, 12/18/24(a)(d)		11,489	11,452,327
7.50%, 12/11/23(a)(d)		200	211,000
Danske Bank A/S Series E 5.875%, 4/06/22(a)(d)	EUR	12,180	13,936,173
Goldman Sachs Group, Inc. (The) Series L 5.70%, 5/10/19(d)	U.S.$	14	14,022
Series M 5.375%, 5/10/20(d)		90	90,692
Series P 5.00%, 11/10/22(d)		8,838	8,177,607
Morgan Stanley Series J 5.55%, 7/15/20(d)		97	98,449
Royal Bank of Scotland Group PLC 8.625%, 8/15/21(d)		8,654	9,175,646

44 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series U 4.921% (LIBOR 3 Month + 2.32%), 9/30/27(d)(e)	U.S.$	3,700	$3,446,639
Societe Generale SA 6.75%, 4/07/21(a)(d)	EUR	5,544	6,545,167
Standard Chartered PLC 4.261% (LIBOR 3 Month + 1.51%), 1/30/27(a)(d)(e)	U.S.$	200	159,910

			111,647,726

Brokerage – 0.0%
LPL Holdings, Inc. 5.75%, 9/15/25(a)		94	95,283

Finance – 0.1%
Navient Corp. 6.625%, 7/26/21		8,420	8,807,867
8.00%, 3/25/20		410	426,424

			9,234,291

REITS – 0.2%
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. 5.75%, 2/01/27(a)		9,798	10,117,444

			131,094,744

Utility – 0.0%
Electric – 0.0%
AES Corp./VA 4.00%, 3/15/21		216	218,726

Total Corporates – Non-Investment Grade (cost $320,283,661)			318,522,042

COLLATERALIZED MORTGAGE OBLIGATIONS – 4.5%
Risk Share Floating Rate – 4.3%
Bellemeade Re Ltd. Series 2018-2A, Class M1B 3.836% (LIBOR 1 Month + 1.35%), 8/25/28(a)(e)		5,745	5,732,798
Series 2019-1A, Class M1B 4.234% (LIBOR 1 Month + 1.75%), 3/25/29(a)(e)		12,871	12,870,976
Connecticut Avenue Securities Trust Series 2019-R02, Class 1M2 4.786% (LIBOR 1 Month + 2.30%), 8/25/31(a)(e)		6,616	6,657,707

abfunds.com	AB GLOBAL BOND FUND | 45

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Eagle RE Ltd. Series 2018-1, Class M1 4.186% (LIBOR 1 Month + 1.70%), 11/25/28(a)(e)	U.S.$	14,073	$14,124,317
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN1, Class M2 9.636% (LIBOR 1 Month + 7.15%), 7/25/23(e)		5,097	5,978,615
Series 2013-DN2, Class M2 6.736% (LIBOR 1 Month + 4.25%), 11/25/23(e)		5,219	5,699,666
Series 2014-DN1, Class M2 4.686% (LIBOR 1 Month + 2.20%), 2/25/24(e)		4,281	4,353,990
Series 2014-DN1, Class M3 6.986% (LIBOR 1 Month + 4.50%), 2/25/24(e)		4,290	4,780,122
Series 2014-DN3, Class M3 6.486% (LIBOR 1 Month + 4.00%), 8/25/24(e)		10,932	11,837,319
Series 2014-HQ2, Class M3 6.236% (LIBOR 1 Month + 3.75%), 9/25/24(e)		1,595	1,764,486
Series 2014-HQ3, Class M3 7.236% (LIBOR 1 Month + 4.75%), 10/25/24(e)		5,524	6,124,207
Series 2015-DNA2, Class M2 5.086% (LIBOR 1 Month + 2.60%), 12/25/27(e)		3,070	3,108,144
Series 2015-DNA3, Class M3 7.186% (LIBOR 1 Month + 4.70%), 4/25/28(e)		2,209	2,545,367
Series 2015-HQA1, Class M2 5.136% (LIBOR 1 Month + 2.65%), 3/25/28(e)		2,820	2,857,293
Series 2015-HQA1, Class M3 7.186% (LIBOR 1 Month + 4.70%), 3/25/28(e)		2,080	2,344,301
Series 2015-HQA2, Class M2 5.286% (LIBOR 1 Month + 2.80%), 5/25/28(e)		4,134	4,216,060
Series 2015-HQA2, Class M3 7.286% (LIBOR 1 Month + 4.80%), 5/25/28(e)		9,364	10,623,904

46 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2016-DNA1, Class M2 5.39% (LIBOR 1 Month + 2.90%), 7/25/28(e)	U.S.$	1,992	$2,026,104
Series 2016-DNA2, Class M3 7.136% (LIBOR 1 Month + 4.65%), 10/25/28(e)		2,907	3,244,602
Series 2016-DNA3, Class M2 4.486% (LIBOR 1 Month + 2.00%), 12/25/28(e)		1,477	1,489,041
Series 2016-DNA4, Class M2 3.786% (LIBOR 1 Month + 1.30%), 3/25/29(e)		1,948	1,956,958
Series 2016-HQA1, Class M3 8.836% (LIBOR 1 Month + 6.35%), 9/25/28(e)		4,984	5,940,134
Series 2017-DNA2, Class M2 5.936% (LIBOR 1 Month + 3.45%), 10/25/29(e)		7,204	7,746,724
Series 2017-HQA3, Class M2 4.836% (LIBOR 1 Month + 2.35%), 4/25/30(e)		4,105	4,163,988
Federal National Mortgage Association Connecticut Avenue Securities Series 2013-C01, Class M2 7.736% (LIBOR 1 Month + 5.25%), 10/25/23(e)		1,444	1,630,680
Series 2014-C01, Class M2 6.886% (LIBOR 1 Month + 4.40%), 1/25/24(e)		2,563	2,869,216
Series 2014-C04, Class 1M2 7.386% (LIBOR 1 Month + 4.90%), 11/25/24(e)		9,464	10,622,872
Series 2014-C04, Class 2M2 7.486% (LIBOR 1 Month + 5.00%), 11/25/24(e)		10,993	12,269,029
Series 2015-C01, Class 1M2 6.786% (LIBOR 1 Month + 4.30%), 2/25/25(e)		10,227	11,150,482
Series 2015-C02, Class 1M2 6.486% (LIBOR 1 Month + 4.00%), 5/25/25(e)		4,447	4,801,643
Series 2015-C02, Class 2M2 6.486% (LIBOR 1 Month + 4.00%), 5/25/25(e)		10,474	11,213,137
Series 2015-C03, Class 1M2 7.486% (LIBOR 1 Month + 5.00%), 7/25/25(e)		1,742	1,940,965

abfunds.com	AB GLOBAL BOND FUND | 47

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2015-C03, Class 2M2 7.486% (LIBOR 1 Month + 5.00%), 7/25/25(e)	U.S.$	12,827	$14,088,633
Series 2015-C04, Class 1M2 8.186% (LIBOR 1 Month + 5.70%), 4/25/28(e)		2,488	2,846,357
Series 2015-C04, Class 2M2 8.036% (LIBOR 1 Month + 5.55%), 4/25/28(e)		14,701	16,455,304
Series 2016-C01, Class 1M2 9.236% (LIBOR 1 Month + 6.75%), 8/25/28(e)		7,746	8,981,519
Series 2016-C01, Class 2M2 9.436% (LIBOR 1 Month + 6.95%), 8/25/28(e)		3,013	3,485,686
Series 2016-C02, Class 1M2 8.486% (LIBOR 1 Month + 6.00%), 9/25/28(e)		10,474	11,935,520
Series 2016-C03, Class 1M1 4.486% (LIBOR 1 Month + 2.00%), 10/25/28(e)		1,272	1,281,954
Series 2016-C04, Class 1M2 6.736% (LIBOR 1 Month + 4.25%), 1/25/29(e)		5,061	5,567,594
Series 2016-C05, Class 2M2 6.936% (LIBOR 1 Month + 4.45%), 1/25/29(e)		14,307	15,657,978
Series 2016-C07, Class 2M2 6.836% (LIBOR 1 Month + 4.35%), 5/25/29(e)		4,656	5,098,386
JP Morgan Madison Avenue Securities Trust Series 2015-CH1, Class M2 7.986% (LIBOR 1 Month + 5.50%), 10/25/25(e)(l)		5,396	6,065,249
PMT Credit Risk Transfer Trust Series 2019-1R, Class A 4.484% (LIBOR 1 Month + 2.00%), 3/27/24(a)(e)		10,598	10,623,528
Radnor RE Ltd. Series 2019-1, Class M1B 4.436% (LIBOR 1 Month + 1.95%), 2/25/29(a)(e)		7,240	7,267,080

			298,039,635

Non-Agency Fixed Rate – 0.2%
Alternative Loan Trust Series 2006-24CB, Class A15 5.75%, 8/01/36		2,032	1,666,080

48 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2006-26CB, Class A6 6.25%, 9/25/36	U.S.$	152	$118,227
Series 2006-26CB, Class A8 6.25%, 9/25/36		566	441,653
Series 2006-J1, Class 1A11 5.50%, 2/25/36		1,302	1,162,814
Series 2007-15CB, Class A19 5.75%, 7/25/37		425	356,387
BNPP Mortgage Securities LLC Trust Series 2009-1, Class B1 6.00%, 8/27/37(a)		2,804	2,160,438
Citigroup Mortgage Loan Trust Series 2007-AR4, Class 1A1A 4.654%, 3/25/37		351	342,386
Countrywide Home Loan Mortgage Pass-Through Trust Series 2007-3, Class A30 5.75%, 4/25/37		1,426	1,138,814
Series 2007-HY4, Class 1A1 4.018%, 9/25/47		541	503,682
Credit Suisse Mortgage Trust Series 2009-8R, Class 6A2 6.00%, 1/26/38(a)		392	303,650
CSMC Mortgage-Backed Trust Series 2006-7, Class 3A12 6.25%, 8/25/36		871	703,174
JP Morgan Mortgage Trust Series 2006-S4, Class A3 6.00%, 1/25/37		601	423,639
Residential Accredit Loans, Inc. Trust Series 2005-QS14, Class 3A1 6.00%, 9/25/35		1,204	1,131,794
Wells Fargo Mortgage Backed Securities Trust Series 2007-AR7, Class A1 4.772%, 12/28/37		2,312	2,267,114

			12,719,852

Non-Agency Floating Rate – 0.0%
First Horizon Alternative Mortgage Securities Trust Series 2007-FA2, Class 1A10 2.736% (LIBOR 1 Month + 0.25%), 4/25/37(e)		806	414,746

Total Collateralized Mortgage Obligations (cost $294,003,440)			311,174,233

abfunds.com	AB GLOBAL BOND FUND | 49

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

COVERED BONDS – 3.3%
Banco de Sabadell SA 0.875%, 11/12/21(a)	EUR	2,500	$2,880,124
Bank of Montreal 0.20%, 1/26/23(a)		14,785	16,731,802
0.75%, 9/21/22(a)		8,231	9,496,536
Bank of Nova Scotia (The) 0.75%, 9/17/21(a)		9,465	10,860,798
BPCE SFH SA 1.00%, 2/24/25(a)		8,800	10,378,681
Credit Suisse AG/Guernsey 0.75%, 9/17/21(a)		23,000	26,372,035
Danske Bank A/S 0.125%, 2/14/22(a)		13,970	15,784,304
1.25%, 6/11/21(a)		9,195	10,646,638
DNB Boligkreditt AS 2.75%, 3/21/22(a)		21,250	25,890,308
National Australia Bank Ltd. 1.375%, 5/28/21(a)		8,427	9,771,855
National Bank of Canada 1.50%, 3/25/21(a)		7,599	8,814,392
Nationwide Building Society 4.625%, 2/08/21(a)		4,879	5,965,086
Royal Bank of Canada 1.625%, 8/04/20(a)		8,910	10,251,079
Santander UK PLC 1.625%, 11/26/20(a)		8,950	10,344,758
4.25%, 4/12/21(a)		8,100	9,903,785
Swedbank Hypotek AB 1.125%, 5/21/21(a)		9,200	10,624,625
Turkiye Vakiflar Bankasi TAO 2.375%, 5/04/21(a)		3,299	3,558,752
UBS AG/London 1.375%, 4/16/21(a)		10,170	11,773,853
4.00%, 4/08/22(a)		11,063	13,943,017

Total Covered Bonds (cost $222,397,161)			223,992,428

EMERGING MARKETS – TREASURIES – 2.8%
Argentina – 0.1%
Argentine Bonos del Tesoro 16.00%, 10/17/23	ARS	283,504	4,813,336

50 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Brazil – 1.3%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/23	BRL	342,862	$92,427,309

South Africa – 1.4%
Republic of South Africa Government Bond Series 2048 8.75%, 2/28/48	ZAR	833,819	52,390,130
Series R186 10.50%, 12/21/26		525,493	40,262,126

			92,652,256

Total Emerging Markets – Treasuries (cost $204,963,134)			189,892,901

COMMERCIAL MORTGAGE-BACKED SECURITIES – 2.6%
Non-Agency Floating Rate CMBS – 1.8%
Ashford Hospitality Trust Series 2018-KEYS, Class A 3.484% (LIBOR 1 Month + 1.00%), 5/15/35(a)(e)	U.S.$	14,000	13,982,521
BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 3.484% (LIBOR 1 Month + 1.00%), 11/15/33(a)(e)(k)		6,275	6,257,963
BHMS Series 2018-ATLS, Class A 3.734% (LIBOR 1 Month + 1.25%), 7/15/35(a)(e)		17,130	17,103,258
BX Trust Series 2018-EXCL, Class A 3.571% (LIBOR 1 Month + 1.09%), 9/15/37(a)(e)		11,164	11,144,820
Citigroup Commercial Mortgage Trust Series 2015-SHP2, Class E 6.834% (LIBOR 1 Month + 4.35%), 7/15/27(a)(e)(k)		2,315	2,313,847
CLNS Trust Series 2017-IKPR, Class F 6.993% (LIBOR 1 Month + 4.50%), 6/11/32(a)(e)(k)		5,743	5,764,421

abfunds.com	AB GLOBAL BOND FUND | 51

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Cloverleaf Cold Storage Trust Series 2019-CHL2, Class A 3.56% (LIBOR 1 Month + 1.08%), 3/15/36(a)(e)	U.S.$	11,405	$11,408,313
Series 2019-CHL2, Class C 3.98% (LIBOR 1 Month + 1.50%), 3/15/36(a)(e)(k)		4,595	4,597,746
Credit Suisse Mortgage Trust Series 2016-MFF, Class D 7.084% (LIBOR 1 Month + 4.60%), 11/15/33(a)(e)(k)		5,886	5,906,563
DBWF Mortgage Trust Series 2018-GLKS, Class A 3.512% (LIBOR 1 Month + 1.03%), 11/19/35(a)(e)		18,535	18,546,631
Invitation Homes Trust Series 2018-SFR4, Class E 4.432% (LIBOR 1 Month + 1.95%), 1/17/38(a)(e)(k)		13,925	13,926,949
Morgan Stanley Capital I Trust Series 2015-XLF2, Class SNMD 4.218% (LIBOR 1 Month + 1.73%), 11/15/26(e)(k)(l)		5,700	5,287,905
Starwood Retail Property Trust Series 2014-STAR, Class A 3.704% (LIBOR 1 Month + 1.22%), 11/15/27(a)(e)		7,593	7,574,425

			123,815,362

Non-Agency Fixed Rate CMBS – 0.8%
225 Liberty Street Trust Series 2016-225L, Class E 4.649%, 2/10/36(a)(k)		11,986	12,274,911
Citigroup Commercial Mortgage Trust Series 2013-GC17, Class D 5.112%, 11/10/23(a)(k)		2,783	2,795,898
Series 2014-GC23, Class D 4.50%, 7/10/47(a)(k)		2,196	2,061,736
Commercial Mortgage Trust Series 2013-CR6, Class D 4.084%, 3/10/46(a)(k)		7,385	7,106,077
Series 2013-SFS, Class A1 1.873%, 4/12/35(a)		2,077	2,035,327
GS Mortgage Securities Trust Series 2011-GC5, Class D 5.391%, 8/10/44(a)(k)		1,000	969,782

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2013-G1, Class A2 3.557%, 4/10/31(a)	U.S.$	4,825	$4,868,515
Series 2013-GC12, Class C 4.179%, 6/10/46(k)		4,270	4,253,078
JP Morgan Chase Commercial Mortgage Securities Trust Series 2006-LDP9, Class AM 5.372%, 5/15/47(k)		256	257,411
Series 2011-C5, Class D 5.383%, 8/15/46(a)(k)		890	888,981
Series 2012-CBX, Class E 5.191%, 6/15/45(a)(k)		4,544	4,277,120
JPMBB Commercial Mortgage Securities Trust Series 2015-C32, Class C 4.672%, 11/15/48(k)		3,145	3,231,901
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C14, Class D 4.954%, 2/15/47(a)(k)		4,250	4,184,217
WF-RBS Commercial Mortgage Trust Series 2012-C8, Class E 4.893%, 8/15/45(a)(k)		1,600	1,575,369
Series 2013-C18, Class D 4.698%, 12/15/46(a)(k)		3,000	2,927,492

			53,707,815

Total Commercial Mortgage-Backed Securities (cost $175,263,289)			177,523,177

COLLATERALIZED LOAN OBLIGATIONS – 2.4%
CLO - Floating Rate – 2.4%
Black Diamond CLO Ltd. Series 2016-1A, Class A2AR 4.515% (LIBOR 3 Month + 1.75%), 4/26/31(a)(e)(k)		4,580	4,515,601
CIFC Funding Ltd. Series 2017-3A, Class A1 3.981% (LIBOR 3 Month + 1.22%), 7/20/30(a)(e)(k)		1,500	1,493,299
Dryden CLO Ltd. Series 2018-57A, Class A 3.694% (LIBOR 3 Month + 1.01%), 5/15/31(a)(e)(k)		14,550	14,358,609

abfunds.com	AB GLOBAL BOND FUND | 53

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Dryden Senior Loan Fund Series 2016-43A, Class A 4.301% (LIBOR 3 Month + 1.54%), 7/20/29(a)(e)(k)	U.S.$	250	$251,032
Goldentree Loan Opportunities XI Ltd. Series 2015-11A, Class AR2 3.85% (LIBOR 3 Month + 1.07%), 1/18/31(a)(e)(k)		7,079	7,010,550
Greywolf CLO V Ltd. Series 2015-1A, Class A1R 3.931% (LIBOR 3 Month + 1.16%), 1/27/31(a)(e)(k)		6,573	6,527,656
Greywolf CLO VI Ltd. Series 2018-1A, Class A1 3.795% (LIBOR 3 Month + 1.03%), 4/26/31(a)(e)(k)		5,155	5,077,654
Series 2018-1A, Class A2 4.395% (LIBOR 3 Month + 1.63%), 4/26/31(a)(e)(k)		4,035	3,984,938
Madison Park Funding Ltd. Series 2014-12A, Class AR 4.021% (LIBOR 3 Month + 1.26%), 7/20/26(a)(e)(k)		296	296,064
Marble Point CLO XI Ltd. Series 2017-2A, Class A 3.96% (LIBOR 3 Month + 1.18%), 12/18/30(a)(e)(k)		14,519	14,377,671
Octagon Loan Funding Ltd. Series 2014-1A, Class ARR 3.863% (LIBOR 3 Month + 1.18%), 11/18/31(a)(e)(k)		8,984	8,909,721
OZLM Ltd. Series 2018-18A, Class A 3.807% (LIBOR 3 Month + 1.02%), 4/15/31(a)(e)(k)		17,040	16,869,532
Series 2018-22A, Class A1 3.843% (LIBOR 3 Month + 1.07%), 1/17/31(a)(e)(k)		7,199	7,073,460
Rockford Tower CLO Ltd. Series 2017-3A, Class A 3.951% (LIBOR 3 Month + 1.19%), 10/20/30(a)(e)(k)		14,194	14,145,877
Sound Point CLO XIX Ltd. Series 2018-1A, Class A 3.787% (LIBOR 3 Month + 1.00%), 4/15/31(a)(e)(k)		24,065	23,662,585

54 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

THL Credit Wind River CLO Ltd. Series 2014-2A, Class AR 3.927% (LIBOR 3 Month + 1.14%), 1/15/31(a)(e)(k)	U.S.$	16,285	$16,126,248
Series 2017-4A, Class B 4.094% (LIBOR 3 Month + 1.45%), 11/20/30(a)(e)(k)		6,000	5,877,552
TIAA CLO IV Ltd. Series 2018-1A, Class A1A 4.05% (LIBOR 3 Month + 1.23%), 1/20/32(a)(e)(k)		4,510	4,497,079
Voya CLO Ltd. Series 2016-3A, Class A1R 3.97% (LIBOR 3 Month + 1.19%), 10/18/31(a)(e)(k)		6,000	5,971,338

Total Collateralized Loan Obligations (cost $162,763,056)			161,026,466

GOVERNMENTS – SOVEREIGN AGENCIES – 2.0%
Canada – 2.0%
Canada Housing Trust No. 1 1.25%, 6/15/21(a) (cost $138,535,807)	CAD	180,605	133,772,171

GOVERNMENTS – SOVEREIGN BONDS – 1.9%
Indonesia – 1.5%
Indonesia Government International Bond 4.45%, 2/11/24	U.S.$	9,319	9,699,411
5.875%, 1/15/24(a)		84,371	93,043,073

			102,742,484

Qatar – 0.1%
Qatar Government International Bond 3.875%, 4/23/23(a)		7,151	7,358,415
4.817%, 3/14/49(a)		225	236,531
5.25%, 1/20/20(a)		100	101,125

			7,696,071

Saudi Arabia – 0.3%
Saudi Government International Bond 4.375%, 4/16/29(a)		8,721	9,067,660
5.25%, 1/16/50(a)		11,350	12,109,599

			21,177,259

Total Governments – Sovereign Bonds (cost $125,519,250)			131,615,814

abfunds.com	AB GLOBAL BOND FUND | 55

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

LOCAL GOVERNMENTS – PROVINCIAL BONDS – 1.2%
Canada – 1.2%
Province of Ontario Canada 2.40%, 6/02/26	CAD	14,705	$11,112,473
2.60%, 6/02/25		41,498	31,840,597
Province of Quebec Canada 2.75%, 9/01/25		51,720	40,111,049

Total Local Governments – Provincial Bonds (cost $83,308,086)			83,064,119

EMERGING MARKETS – SOVEREIGNS – 1.1%
Angola – 0.0%
Republic of Angola Via Northern Lights III BV 7.00%, 8/17/19(a)	U.S.$	1,416	1,419,164

Costa Rica – 0.1%
Costa Rica Government International Bond 4.37%, 5/22/19(l)		5,390	5,381,915

Dominican Republic – 0.2%
Dominican Republic International Bond 5.95%, 1/25/27(a)		7,617	7,997,850
7.50%, 5/06/21(a)		9,410	9,786,400

			17,784,250

Egypt – 0.2%
Egypt Government International Bond 5.577%, 2/21/23(a)		4,695	4,642,181
7.50%, 1/31/27(a)		8,593	9,001,168

			13,643,349

Gabon – 0.1%
Gabon Government International Bond 6.375%, 12/12/24(a)		6,855	6,555,094

Ivory Coast – 0.2%
Ivory Coast Government International Bond 5.125%, 6/15/25(a)	EUR	1,087	1,245,089
5.375%, 7/23/24(a)	U.S.$	12,515	12,233,412

			13,478,501

Nigeria – 0.2%
Nigeria Government International Bond 5.625%, 6/27/22		6,710	6,777,100
6.75%, 1/28/21(a)		6,440	6,625,150

			13,402,250

56 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Sri Lanka – 0.1%
Sri Lanka Government International Bond 6.85%, 3/14/24(a)	U.S.$	2,963	$3,040,272
7.85%, 3/14/29(a)		3,642	3,820,381

			6,860,653

Total Emerging Markets – Sovereigns (cost $77,013,466)			78,525,176

BANK LOANS – 0.6%
Industrial – 0.6%
Capital Goods – 0.1%
Accudyne Industries Borrower S.C.A. / Accudyne Industries, LLC (fka Silver II US Holdings, LLC) 5.499% (LIBOR 1 Month + 3.00%), 8/18/24(m)		3,904	3,898,236
Gardner Denver, Inc. 5.249% (LIBOR 1 Month + 2.75%), 7/30/24(m)		975	973,903

			4,872,139

Consumer Cyclical - Restaurants – 0.0%
IRB Holding Corp. (fka Arby’s / Buffalo Wild Wings) 5.739% (LIBOR 1 Month + 3.25%), 2/05/25(m)		1,245	1,212,684

Consumer Non-Cyclical – 0.4%
athenahealth, Inc. 7.197% (LIBOR 3 Month + 4.50%), 2/11/26(m)		9,603	9,458,686
BI-LO, LLC 10.610% (LIBOR 3 Month + 8.00%), 5/31/24(m)		3,984	3,842,873
10.740% (LIBOR 3 Month + 8.00%), 5/31/24(m)		4,177	4,028,564
10.780% (LIBOR 3 Month + 8.00%), 5/31/24(m)		4,177	4,028,564
Regionalcare Hospital Partners Holdings, Inc. 11/16/25(n)		6,683	6,602,851

			27,961,538

abfunds.com	AB GLOBAL BOND FUND | 57

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Energy – 0.1%
California Resources Corporation 12.871% (LIBOR 1 Month + 10.38%), 12/31/21(m)	U.S.$	9,558	$10,066,324

Total Bank Loans (cost $43,614,758)			44,112,685

SUPRANATIONALS – 0.6%
Supranational – 0.6%
European Financial Stability Facility 0.125%, 10/17/23(a) (cost $45,179,076)	EUR	38,629	43,934,743

QUASI-SOVEREIGNS – 0.6%
Quasi-Sovereign Bonds – 0.6%
Chile – 0.0%
Corp. Nacional del Cobre de Chile 3.625%, 8/01/27(a)	U.S.$	275	274,718
Empresa Nacional del Petroleo 3.75%, 8/05/26(a)		220	217,304

			492,022

China – 0.4%
Sinopec Group Overseas Development 2017 Ltd. 2.375%, 4/12/20(a)		270	268,379
State Grid Overseas Investment 2014 Ltd. 4.125%, 5/07/24(a)		8,049	8,399,816
State Grid Overseas Investment 2016 Ltd. 2.25%, 5/04/20(a)		15,757	15,628,618

			24,296,813

Indonesia – 0.1%
Perusahaan Listrik Negara PT 5.50%, 11/22/21(a)		3,874	4,066,441

Mexico – 0.1%
Petroleos Mexicanos 6.35%, 2/12/48		5,111	4,506,113
6.50%, 1/23/29		4,481	4,417,818

			8,923,931

United Arab Emirates – 0.0%
Abu Dhabi Crude Oil Pipeline LLC 4.60%, 11/02/47(a)		225	231,750

Total Quasi-Sovereigns (cost $37,452,240)			38,010,957

58 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

ASSET-BACKED SECURITIES – 0.4%
Other ABS - Fixed Rate – 0.4%
Atlas Ltd. Series 2014-1, Class B 6.875%, 12/15/39(f)(g)(k)	U.S.$	1,904	$1,685,056
CLUB Credit Trust Series 2018-P3, Class B 4.32%, 1/15/26(a)(k)		6,594	6,673,374
SBA Tower Trust Series 2014-1A, Class C 2.898%, 10/15/44(a)(k)		3,648	3,643,796
Series 2014-2A, Class C 3.869%, 10/08/24(a)(k)		3,008	3,044,541
SoFi Consumer Loan Program LLC Series 2017-2, Class A 3.28%, 2/25/26(a)(k)		4,079	4,089,279
SoFi Consumer Loan Program Trust Series 2018-1, Class B 3.65%, 2/25/27(a)(k)		5,582	5,627,332

			24,763,378

Autos - Fixed Rate – 0.0%
CPS Auto Trust Series 2017-A, Class D 4.61%, 12/15/22(a)		2,000	2,033,995
DT Auto Owner Trust Series 2018-1A, Class A 2.59%, 5/17/21(a)		1,170	1,169,438

			3,203,433

Total Asset-Backed Securities (cost $27,960,177)			27,966,811

LOCAL GOVERNMENTS – US MUNICIPAL BONDS – 0.2%
United States – 0.2%
California – 0.1%
State of California Series 2010 7.625%, 3/01/40		30	45,440
7.95%, 3/01/36		10,685	11,194,995

			11,240,435

Texas – 0.1%
Texas Transportation Commission State Highway Fund Series 2010B 5.178%, 4/01/30		3,400	3,994,014

Total Local Governments – US Municipal Bonds (cost $14,162,093)			15,234,449

abfunds.com	AB GLOBAL BOND FUND | 59

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

EMERGING MARKETS – CORPORATE BONDS – 0.2%
Industrial – 0.2%
Basic – 0.0%
Elementia SAB de CV 5.50%, 1/15/25(a)	U.S.$	1,972	$1,924,011

Capital Goods – 0.1%
Ferreycorp SAA 4.875%, 4/26/20(a)		299	298,252
Odebrecht Finance Ltd. 4.375%, 4/25/25(a)(j)(o)		8,945	1,315,765
5.25%, 6/27/29(a)(j)(o)		2,796	413,109
7.125%, 6/26/42(a)(j)(o)		3,663	550,018

			2,577,144

Consumer Cyclical - Other – 0.0%
Servicios Corporativos Javer SAB de CV 9.875%, 4/06/21(a)		1,416	1,398,109

Consumer Non-Cyclical – 0.0%
Minerva Luxembourg SA 6.50%, 9/20/26(a)		2,035	2,011,974
Virgolino de Oliveira Finance SA 10.50%, 1/28/18(j)(k)(l)(p)		4,300	136,344

			2,148,318

Energy – 0.0%
Petrobras Global Finance BV 6.25%, 3/17/24		10	10,738

Transportation - Services – 0.1%
Rumo Luxembourg SARL 7.375%, 2/09/24(a)		2,960	3,148,552

			11,206,872

Utility – 0.0%
Electric – 0.0%
Terraform Global Operating LLC 6.125%, 3/01/26(l)		2,748	2,686,338

Total Emerging Markets – Corporate Bonds (cost $28,224,816)			13,893,210

		Shares
COMMON STOCKS – 0.2%
Financials – 0.2%
Insurance – 0.2%
Mt. Logan Re Ltd. (Preference Shares)(j)(k)(q)		9,702	9,342,500

60 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

Energy – 0.0%
Oil, Gas & Consumable Fuels – 0.0%
Golden Energy Offshore Services AS(f)(j)		3,089,816	$2,292,746
SandRidge Energy, Inc.(j)		4,301	34,494

			2,327,240

Information Technology – 0.0%
Software – 0.0%
Avaya Holdings Corp.(j)		2,248	37,834

Total Common Stocks (cost $15,421,202)			11,707,574

		Principal Amount (000)
LOCAL GOVERNMENTS – REGIONAL BONDS – 0.1%
Argentina – 0.1%
Provincia de Buenos Aires/Argentina 5.75%, 6/15/19(a) (cost $7,216,421)	U.S.$	7,208	7,108,890

WHOLE LOAN TRUSTS – 0.0%
Performing Asset – 0.0%
Sheridan Auto Loan Holdings I LLC 10.00%, 12/31/20-9/30/21(f)(g)(k)		4,023	1,172,616
Sheridan Consumer Finance Trust 10.86%, 3/01/21(f)(g)(k)		350	349,508

Total Whole Loan Trusts (cost $4,372,324)			1,522,124

AGENCIES – 0.0%
Agency Debentures – 0.0%
Federal National Mortgage Association 6.25%, 5/15/29		95	124,872
6.625%, 11/15/30		150	206,802
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20		225	218,068

Total Agencies (cost $519,368)			549,742

		Shares
WARRANTS – 0.0%
Encore Automotive Acceptance, expiring 7/05/31(f)(g)(j)(k)		27	– 0	–
Flexpath Capital, Inc., expiring 4/15/31(f)(g)(j)(k)		42,267	– 0	–

abfunds.com	AB GLOBAL BOND FUND | 61

PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

SandRidge Energy, Inc., A-CW22, expiring 10/03/22(j)		3,724	$75
SandRidge Energy, Inc., B-CW22, expiring 10/03/22(j)		1,568	125

Total Warrants (cost $27,089)			200

SHORT-TERM INVESTMENTS – 6.2%
Investment Companies – 5.9%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 2.38%(r)(s)(t) (cost $405,810,725)		405,810,725	405,810,725

		Principal Amount (000)
Time Deposits – 0.3%
Barclays, London 1.78%, 4/01/19	U.S.$	7,194	7,193,579
BBH, Grand Cayman
0.77%, 4/01/19	AUD	140	99,318
0.80%, 4/01/19	CAD	147	109,946
0.90%, 4/01/19	NZD	111	75,340
BNP Paribas, Paris (0.57)%, 4/01/19	EUR	9,157	10,272,305
Hong Kong & Shanghai Bank, Singapore 0.90%, 4/01/19	SGD	540	398,450
Sumitomo, Tokyo (0.27)%, 4/01/19	JPY	90,675	818,145

Total Time Deposits (cost $18,976,298)			18,967,083

Corporates – Investment Grade – 0.0%
Industrial – 0.0%
Energy – 0.0%
South Jersey Industries, Inc. 3.55% (LIBOR 3 Month + 0.95%), 6/27/19(f)(g) (cost $1,736,842)	U.S.$	1,737	1,736,842

Total Short-Term Investments (cost $426,523,865)			426,514,650

Total Investments – 100.5% (cost $6,806,001,706)			6,883,282,582
Other assets less liabilities – (0.5)%			(34,604,575)

Net Assets – 100.0%			$6,848,678,007

62 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro-OAT Futures	487	June 2019	$88,865,359	$2,398,245
U.S. 10 Yr Ultra Futures	343	June 2019	45,543,969	978,086
U.S. Long Bond (CBT) Futures	10	June 2019	1,496,563	34,305
U.S. T-Note 2 Yr (CBT) Futures	5,835	June 2019	1,243,402,031	5,156,713
U.S. T-Note 10 Yr (CBT) Futures	848	June 2019	105,337,500	1,398,023
U.S. Ultra Bond (CBT) Futures	23	June 2019	3,864,000	152,828

Sold Contracts
10 Yr Canadian Bond Futures	1,255	June 2019	130,575,972	(2,574,520)
10 Yr Japan Bond (OSE) Futures	46	June 2019	63,618,876	(296,761)
Euro Buxl 30 Yr Bond Futures	314	June 2019	67,508,305	(3,043,196)
Euro-BOBL Futures	2,574	June 2019	384,426,365	(3,349,366)
Euro-Bund Futures	267	June 2019	49,820,035	(994,364)
Euro-Schatz Futures	299	June 2019	37,556,778	(75,808)
U.S. T-Note 5 Yr (CBT) Futures	3,943	June 2019	456,710,297	(4,805,530)
U.S. Ultra Bond (CBT) Futures	456	June 2019	76,608,000	(2,510,594)

				$(7,531,939)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Australia and New Zealand Banking Group Ltd.	EUR	32,735	USD	37,137	4/10/19	$390,783
Bank of America, NA	EUR	20,862	USD	23,971	4/10/19	553,563
Bank of America, NA	EUR	5,286	USD	5,932	4/10/19	(1,087)
Bank of America, NA	JPY	8,465,984	USD	76,703	4/11/19	259,663
Barclays Bank PLC	BRL	209,386	USD	53,734	4/02/19	255,952
Barclays Bank PLC	USD	56,021	BRL	209,386	4/02/19	(2,542,524)
Barclays Bank PLC	EUR	1,449	USD	1,673	4/10/19	46,276
Barclays Bank PLC	ILS	242,205	USD	66,220	4/16/19	(517,842)
Barclays Bank PLC	SGD	37,475	USD	27,602	4/17/19	(57,777)
Barclays Bank PLC	AUD	443,302	USD	316,022	4/23/19	1,122,947
BNP Paribas SA	EUR	14,855	PLN	64,099	4/10/19	24,581
BNP Paribas SA	EUR	11,758	USD	13,222	4/10/19	23,596
BNP Paribas SA	USD	102,475	EUR	89,990	4/10/19	(1,460,153)
BNP Paribas SA	USD	75,582	JPY	8,364,309	4/11/19	(56,854)
BNP Paribas SA	ZAR	140,789	USD	9,865	4/17/19	124,924
BNP Paribas SA	ZAR	187,865	USD	12,899	4/17/19	(98,053)
BNP Paribas SA	USD	16,766	AUD	23,623	4/23/19	14,792
BNP Paribas SA	CAD	513,730	USD	385,487	5/09/19	696,715
BNP Paribas SA	CAD	58,683	USD	43,811	5/09/19	(143,451)
BNP Paribas SA	MXN	624,141	USD	32,394	6/13/19	615,226

abfunds.com	AB GLOBAL BOND FUND | 63

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Brown Brothers Harriman & Co.	EUR	34,677	USD	39,381	4/10/19	$455,354
Brown Brothers Harriman & Co.	USD	5,998	EUR	5,219	4/10/19	(140,060)
Citibank, NA	BRL	119,118	USD	30,743	4/02/19	319,176
Citibank, NA	USD	30,569	BRL	119,118	4/02/19	(145,609)
Citibank, NA	GBP	109,675	USD	144,746	4/09/19	1,849,254
Citibank, NA	EUR	217,481	USD	244,837	4/10/19	712,297
Citibank, NA	SEK	181,003	USD	19,619	4/12/19	136,012
Citibank, NA	ZAR	406,127	USD	28,429	4/17/19	332,568
Citibank, NA	IDR	240,686,467	USD	16,956	5/09/19	162,900
Citibank, NA	USD	60,911	CNH	409,106	6/12/19	(70,608)
Citibank, NA	USD	34,068	MXN	654,379	6/13/19	(749,105)
Citibank, NA	USD	33,993	INR	2,385,116	7/16/19	(99,111)
Credit Suisse International	GBP	25,108	USD	33,055	4/09/19	341,872
Credit Suisse International	EUR	69,913	USD	78,726	4/10/19	248,080
Credit Suisse International	NOK	282,987	USD	33,063	4/12/19	239,622
Credit Suisse International	EUR	2,872	TRY	18,077	5/03/19	(101,029)
Credit Suisse International	TRY	5,454	EUR	867	5/03/19	31,324
Credit Suisse International	EUR	2,968	ZAR	46,722	6/04/19	(134,901)
Credit Suisse International	MXN	336,802	USD	17,237	6/13/19	88,459
Credit Suisse International	USD	33,683	MXN	642,013	6/13/19	(994,179)
Credit Suisse International	NZD	9,483	AUD	9,050	7/29/19	(31,954)
Deutsche Bank AG	CHF	68,425	USD	68,371	6/13/19	(823,817)
Deutsche Bank AG	AUD	9,050	NZD	9,482	7/29/19	31,652
Goldman Sachs Bank USA	USD	15,663	PLN	58,752	4/08/19	(357,352)
Goldman Sachs Bank USA	EUR	42,525	GBP	37,417	4/10/19	1,019,154
Goldman Sachs Bank USA	EUR	78,928	USD	89,798	4/10/19	1,200,315
Goldman Sachs Bank USA	USD	248,056	EUR	217,549	4/10/19	(3,855,606)
Goldman Sachs Bank USA	ZAR	153,587	USD	10,646	4/17/19	21,102
Goldman Sachs Bank USA	ZAR	276,805	USD	19,135	4/17/19	(14,958)
Goldman Sachs Bank USA	TRY	12,618	EUR	2,005	5/03/19	70,539
HSBC Bank USA	EUR	20,192	USD	23,043	4/10/19	377,382
HSBC Bank USA	USD	32,604	EUR	28,555	4/10/19	(549,902)
HSBC Bank USA	USD	268,300	AUD	381,905	4/23/19	2,986,064
HSBC Bank USA	BRL	131,657	USD	33,194	5/03/19	(364,488)
HSBC Bank USA	EUR	645,917	USD	740,481	5/07/19	13,762,699
HSBC Bank USA	KRW	18,730,886	USD	16,570	5/16/19	84,277
HSBC Bank USA	USD	65,795	KRW	73,660,205	5/16/19	(963,530)
JPMorgan Chase Bank, NA	USD	33,216	PLN	124,546	4/08/19	(770,196)
JPMorgan Chase Bank, NA	GBP	2,405	USD	3,141	4/09/19	6,440
JPMorgan Chase Bank, NA	EUR	23,966	USD	27,320	4/10/19	417,973
JPMorgan Chase Bank, NA	ZAR	114,690	USD	7,800	4/17/19	(134,773)
JPMorgan Chase Bank, NA	ZAR	46,722	EUR	2,968	6/04/19	134,906
Morgan Stanley Capital Services LLC	BRL	156,283	USD	40,209	4/02/19	293,768
Morgan Stanley Capital Services LLC	USD	40,375	BRL	156,283	4/02/19	(459,965)
Morgan Stanley Capital Services LLC	GBP	1,284	USD	1,694	4/09/19	21,096
Morgan Stanley Capital Services LLC	EUR	23,222	USD	26,750	4/10/19	682,919

64 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services LLC	JPY	61,038,209	USD	553,293	4/11/19	$2,152,844
Morgan Stanley Capital Services LLC	USD	20,324	SEK	182,122	4/12/19	(720,914)
Morgan Stanley Capital Services LLC	NZD	118,668	USD	81,544	4/26/19	695,843
Morgan Stanley Capital Services LLC	BRL	143,345	USD	37,114	5/03/19	575,977
Morgan Stanley Capital Services LLC	BRL	108,534	USD	27,260	5/03/19	(404,541)
Royal Bank of Scotland PLC	EUR	161,101	USD	183,960	4/10/19	3,121,847
Royal Bank of Scotland PLC	USD	47,972	NOK	409,769	4/12/19	(442,588)
Societe Generale	ZAR	64,423	USD	4,531	4/17/19	74,012
Standard Chartered Bank	GBP	4,763	USD	6,331	4/09/19	125,600
Standard Chartered Bank	IDR	227,826,312	USD	16,002	5/09/19	106,849
Standard Chartered Bank	KRW	56,192,658	USD	49,510	5/16/19	52,843
Standard Chartered Bank	USD	52,172	KRW	58,266,751	5/16/19	(888,834)
Standard Chartered Bank	USD	33,662	INR	2,379,037	7/16/19	145,821
UBS AG	EUR	759,869	USD	878,102	4/10/19	25,142,096
UBS AG	USD	66,073	EUR	57,710	4/10/19	(1,292,443)
UBS AG	USD	33,078	NZD	48,544	4/26/19	(5,329)
UBS AG	KRW	37,872,760	USD	33,340	5/16/19	6,581

						$42,963,002

CURRENCY OPTIONS WRITTEN (see Note D)

Description/ Counterparty	Exercise Price		Expiration Month	Contracts	Notional Amount (000)		Premiums Received	U.S. $ Value
Call
NZD vs. AUD/ Deutsche Bank AG(u)	NZD	1.010	07/2019	46,283,250	NZD	46,283	$152,264	$(99,978)
Put
CNH vs. USD/ BNP Paribas SA(u)	CNH	7.000	04/2019	228,620,000	CNH	228,620	110,293	(3,639)
NZD vs. CAD/ JPMorgan Chase Bank, NA(u)	NZD	0.860	07/2019	48,335,000	NZD	48,335	219,077	(81,895)
SGD vs. CHF/ UBS AG(u)	SGD	1.550	06/2019	25,458,750	SGD	25,459	76,960	(10,030)
TRY vs. EUR/ Goldman Sachs Bank USA(u)	TRY	6.830	05/2019	98,144,856	TRY	98,145	183,492	(408,352)
ZAR vs. EUR/ JPMorgan Chase Bank, NA(u)	ZAR	16.650	05/2019	239,926,500	ZAR	239,927	241,551	(328,377)

							$983,637	$(932,271)

abfunds.com	AB GLOBAL BOND FUND | 65

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
CDX-NAHY Series 31, 5 Year Index, 6/20/24*	(5.00)%	Quarterly	3.36%	USD	72,453	$(4,954,739)	$(4,843,929)	$(110,810)
CDX-NAHY Series 32, 5 Year Index, 6/20/24*	(5.00)	Quarterly	3.49	USD	150,641	(10,283,559)	(9,743,262)	(540,297)
iTraxx Australia Series 31, 5 Year Index, 6/20/24*	(1.00)	Quarterly	0.76	USD	168,000	(2,042,334)	(1,883,861)	(158,473)
Sale Contracts
CDX-NAIG Series 32, 5 Year Index, 6/20/24*	1.00	Quarterly	0.63	USD	168,000	3,068,681	2,950,395	118,286

						$(14,211,951)	$(13,520,657)	$(691,294)

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
USD	700,920	9/10/20	3 Month LIBOR	2.824%	Quarterly/ Semi-Annual	$3,404,242	$—	$3,404,242
GBP	632,620	3/01/21	6 Month LIBOR	1.113%	Semi-Annual/ Semi-Annual	2,676,383	—	2,676,383
USD	1,000	3/17/21	3 Month LIBOR	1.404%	Quarterly/ Semi-Annual	(19,698)	—	(19,698)
SEK	2,346,995	4/02/21	3 Month STIBOR	0.098%	Quarterly/ Annual	(82,454)	—	(82,454)
SEK	2,346,995	4/02/21	3 Month STIBOR	0.098%	Quarterly/ Annual	(82,454)	—	(82,454)
EUR	224,106	4/02/21	-0.198%	6 Month EURIBOR	Annual/ Semi-Annual	(10,415)	—	(10,415)
EUR	223,104	4/02/21	-0.198%	6 Month EURIBOR	Annual/ Semi-Annual	(10,366)	—	(10,366)
USD	145,430	8/08/23	3 Month LIBOR	2.823%	Quarterly/ Semi-Annual	3,145,496	—	3,145,496

66 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
USD	291,180	9/10/23	3 Month LIBOR	2.883%	Quarterly/ Semi-Annual	$7,370,446	$—	$7,370,446
EUR	225,720	1/15/24	6 Month EURIBOR	0.201%	Semi-Annual/ Annual	2,771,475	—	2,771,475
GBP	17,540	2/29/24	6 Month LIBOR	1.251%	Semi-Annual/ Semi-Annual	217,719	70,500	147,219
GBP	17,540	2/29/24	1.251%	6 Month LIBOR	Semi-Annual/ Semi-Annual	(217,727)	(106,287)	(111,440)
USD	58,500	11/09/25	2.130%	3 Month LIBOR	Semi-Annual/ Quarterly	460,338	—	460,338
USD	600	1/30/27	2.459%	3 Month LIBOR	Semi-Annual/ Quarterly	(3,488)	—	(3,488)
GBP	25,520	12/17/28	6 Month LIBOR	1.479%	Semi-Annual/ Semi-Annual	911,814	—	911,814
GBP	25,520	12/17/28	1.600%	6 Month LIBOR	Semi-Annual/ Semi-Annual	(1,299,815)	—	(1,299,815)
GBP	132,690	3/01/29	1.501%	6 Month LIBOR	Semi-Annual/ Semi-Annual	(4,964,541)	—	(4,964,541)
USD	150	5/05/45	3 Month LIBOR	2.566%	Quarterly/ Semi-Annual	(503)	1	(504)
USD	100	7/16/45	3 Month LIBOR	3.019%	Quarterly/ Semi-Annual	8,017	9,465	(1,448)
USD	131,760	9/10/48	2.980%	3 Month LIBOR	Semi-Annual/ Quarterly	(11,195,321)	—	(11,195,321)

						$3,079,148	$(26,321)	$3,105,469

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Bank of America, N.A.
Genworth Holdings, Inc., 4.800%, 2/15/24, 6/20/20*	5.00%	Quarterly	4.93%	USD	950	$2,114	$10,273	$(8,159)
Barclays Bank PLC
Assured Guaranty Municipal Corp., 6/20/20*	5.00	Quarterly	0.15	USD	950	57,660	18,347	39,313
Citibank, NA
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	5,000	(632,083)	(728,774)	96,691
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	1,088	(137,632)	(124,301)	(13,331)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	735	(93,039)	(101,449)	8,410
Nabors Industries, Inc., 5.500%, 1/15/23, 6/20/20*	1.00	Quarterly	1.00	USD	950	300	(27,878)	28,178
Safeway, Inc., 7.250%, 2/01/31, 6/20/20*	1.00	Quarterly	0.72	USD	950	3,538	(20,325)	23,863
Staples, Inc., 8.500%, 9/15/25, 6/20/20*	1.00	Quarterly	0.68	USD	950	3,939	(9,911)	13,850
Weatherford International, LLC, 4.500%, 4/15/22, 6/20/20*	1.00	Quarterly	14.38	USD	950	(135,028)	(21,593)	(113,435)

abfunds.com	AB GLOBAL BOND FUND | 67

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Credit Suisse International
Avon Products, Inc., 5.000%, 3/15/23, 6/20/20*	1.00%	Quarterly	0.57%	USD	950	$5,285	$(43,067)	$48,352
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	2.75	USD	8,513	(184,448)	(470,587)	286,139
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	2.75	USD	5,987	(129,718)	(243,040)	113,322
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	2.75	USD	1,198	(25,957)	(48,632)	22,675
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	2.75	USD	2,395	(51,892)	(99,068)	47,176
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	2.75	USD	9,831	(212,459)	(412,817)	200,358
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	2.75	USD	12,060	(260,630)	(482,288)	221,658
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	6,500	(821,708)	(947,406)	125,698
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	5,000	(632,083)	(729,628)	97,545
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	2,925	(369,769)	(170,326)	(199,443)
Freeport-McMoRan, Inc., 3.550%, 3/01/22, 6/20/20*	1.00	Quarterly	0.26	USD	950	8,809	(17,649)	26,458
Teck Resources Ltd., 3.750%, 2/01/23, 6/20/20*	1.00	Quarterly	0.17	USD	950	9,862	(18,765)	28,627
Transocean, Inc., 3.800%, 10/15/22, 6/20/20*	1.00	Quarterly	0.95	USD	950	856	(52,568)	53,424
Deutsche Bank AG
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	2.75	USD	6,900	(149,117)	(272,350)	123,233
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	2.75	USD	8,901	(192,360)	(85,177)	(107,183)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	53	(6,705)	(3,750)	(2,955)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	618	(78,177)	(69,756)	(8,421)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	564	(71,393)	(67,226)	(4,167)

68 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2019	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Goldman Sachs International
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00%	Monthly	2.75%	USD	3,000	$(64,833)	$(55,236)	$(9,597)
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	2.75	USD	8,359	(180,647)	(51,324)	(129,323)
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	Monthly	2.75	USD	8,358	(180,626)	(60,864)	(119,762)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	5,000	(632,917)	(385,889)	(247,028)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	10,000	(1,265,833)	(771,777)	(494,056)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	10,000	(1,265,833)	(780,437)	(485,396)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	15,000	(1,898,750)	(1,209,172)	(689,578)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	5,000	(632,917)	(403,057)	(229,860)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	5,815	(735,113)	(349,687)	(385,426)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	1,260	(159,285)	(75,771)	(83,514)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	575	(72,785)	(49,366)	(23,419)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	1,611	(203,792)	(176,744)	(27,048)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	979	(123,844)	(106,693)	(17,151)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	244	(30,866)	(26,784)	(4,082)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	3,346	(423,548)	(294,000)	(129,548)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	279	(35,317)	(25,424)	(9,893)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	557	(70,507)	(51,697)	(18,810)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	558	(70,634)	(56,042)	(14,592)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	Monthly	7.43	USD	1,115	(141,140)	(122,398)	(18,742)

						$(12,281,022)	$(10,292,073)	$(1,988,949)

*	Termination date

abfunds.com	AB GLOBAL BOND FUND | 69

PORTFOLIO OF INVESTMENTS (continued)

VARIANCE SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Volatility Strike Rate	Payment Frequency	Notional Amount (000)		Market Value	Upfront Premiums (Paid) Received			Unrealized Appreciation/ (Depreciation)
Buy Contracts
Deutsche Bank AG
AUD/JPY 4/16/20*	12.25%	Maturity	AUD	13,535	$(248,083)	$	– 0	–	$(248,083)
AUD/JPY 5/07/20*	12.22	Maturity	AUD	8,437	(449,465)		– 0	–	(449,465)

					$(697,548)	$	– 0	–	$(697,548)

*	Termination date

REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker	Currency	Principal Amount	Interest Rate		Maturity	U.S. $ Value at March 31, 2019
Credit Suisse Securities (USA) LLC†	EUR	4,070	(0.75	)%*	—	$4,563,049

†	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on March 31, 2019.

*	Interest payment due from counterparty.

The type of underlying collateral and the remaining maturity of open reverse repurchase agreements on the statement of assets and liabilities is as follows:

	Overnight and Continuous	Up to 30 Days			31-90 Days			Greater than 90 Days			Total
Corporates – Non-Investment Grade	$4,563,049	$	– 0	–	$	– 0	–	$	– 0	–	$4,563,049

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2019, the aggregate market value of these securities amounted to $3,160,864,270 or 46.2% of net assets.

(b)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(c)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.

(d)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(e)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at March 31, 2019.

(f)	Illiquid security.

(g)	Fair valued by the Adviser.

(h)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at March 31, 2019.

(i)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements.

(j)	Non-income producing security.

70 | AB GLOBAL BOND FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

(k)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(l)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.29% of net assets as of March 31, 2019, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Costa Rica Government International Bond 4.37%, 5/22/19	1/09/18	$5,385,333	$5,381,915	0.08%
JP Morgan Madison Avenue Securities Trust Series 2015-CH1, Class M2 7.986%, 10/25/25	9/18/15	5,374,781	6,065,249	0.09%
Morgan Stanley Capital I Trust Series 2015-XLF2, Class SNMD 4.218%, 11/15/26	11/13/15	5,375,705	5,287,905	0.08%
Terraform Global Operating LLC 6.125%, 3/01/26	2/08/18	2,748,000	2,686,338	0.04%
Virgolino de Oliveira Finance SA 10.50%, 1/28/18	6/13/13	3,886,876	136,344	0.00%

(m)	The stated coupon rate represents the greater of the LIBOR or the LIBOR floor rate plus a spread at March 31, 2019.

(n)

This position or a portion of this position represents an unsettled loan purchase. The coupon rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.

(o)	Defaulted.

(p)	Defaulted matured security.

(q)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Mt. Logan Re Ltd. (Preference Shares)	12/30/14	$9,702,000	$9,342,500	0.14%

(r)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(s)	The rate shown represents the 7-day yield as of period end.

(t)	Affiliated investments.

(u)	One contract relates to 1 share.

abfunds.com	AB GLOBAL BOND FUND | 71

PORTFOLIO OF INVESTMENTS (continued)

Currency Abbreviations:

ARS – Argentine Peso

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CNH – Chinese Yuan Renminbi (Offshore)

EUR – Euro

GBP – Great British Pound

IDR – Indonesian Rupiah

ILS – Israeli Shekel

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

MYR – Malaysian Ringgit

NOK – Norwegian Krone

NZD – New Zealand Dollar

PLN – Polish Zloty

SEK – Swedish Krona

SGD – Singapore Dollar

TRY – Turkish Lira

USD – United States Dollar

UYU – Uruguayan Peso

ZAR – South African Rand

Glossary:

ABS – Asset-Backed Securities

BOBL – Bundesobligationen

CBT – Chicago Board of Trade

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

CPI – Consumer Price Index

EURIBOR – Euro Interbank Offered Rate

LIBOR – London Interbank Offered Rates

OAT – Obligations Assimilables du Trésor

OSE – Osaka Securities Exchange

PJSC – Public Joint Stock Company

REIT – Real Estate Investment Trust

STIBOR – Stockholm Interbank Offered Rate

TBA – To Be Announced

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES

March 31, 2019 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $6,400,190,981)	$6,477,471,857
Affiliated issuers (cost $405,810,725)	405,810,725
Cash	313,050
Cash collateral due from broker	139,679
Foreign currencies, at value (cost $8,692,581)	8,582,013
Unrealized appreciation on forward currency exchange contracts	62,356,535
Unaffiliated interest receivable	46,325,567
Receivable for capital stock sold	14,177,942
Receivable for terminated credit default swaps	10,279,571
Receivable for newly entered credit default swaps	6,512,180
Receivable for investment securities sold and foreign currency transactions	6,166,008
Affiliated dividends receivable	424,412
Receivable for variation margin on futures	227,296
Receivable for variation margin on centrally cleared swaps	16,545
Market value of credit default swaps (net premiums received $161,543)	92,363

Total assets	7,038,895,743

Liabilities
Options written, at value (premiums received $983,637)	932,271
Payable for investment securities purchased	111,185,054
Unrealized depreciation on forward currency exchange contracts	19,393,533
Payable for terminated credit default swaps	16,798,924
Payable for capital stock redeemed	13,517,919
Market value of credit default swaps (net premiums received $10,130,530)	12,373,385
Payable for reverse repurchase agreements	4,563,049
Advisory fee payable	2,608,615
Payable for variation margin on centrally cleared swaps	1,858,924
Dividends payable	1,828,011
Cash collateral received from broker	1,730,000
Unrealized depreciation on variance swaps	697,548
Distribution fee payable	309,294
Transfer Agent fee payable	172,668
Administrative fee payable	14,980
Directors’ fee payable	375
Accrued expenses and other liabilities	2,233,186

Total liabilities	190,217,736

Net Assets	$6,848,678,007

Composition of Net Assets
Capital stock, at par	$816,130
Additional paid-in capital	6,793,785,713
Distributable earnings	54,076,164

$6,848,678,007

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—27 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$778,106,660	92,659,017	$8.40	*

B	$461,243	54,909	$8.40

C	$128,990,695	15,311,628	$8.42

Advisor	$4,549,603,412	542,246,927	$8.39

R	$70,236,763	8,370,517	$8.39

K	$18,025,710	2,147,838	$8.39

I	$787,633,959	93,892,546	$8.39

Z	$515,619,565	61,446,545	$8.39

*	The maximum offering price per share for Class A shares was $8.77, which reflects a sales charge of 4.25%.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Six Months Ended March 31, 2019 (unaudited)

Investment Income
Interest (net of foreign taxes withheld of $16,430)	$95,852,724
Dividends
Affiliated issuers	992,322
Unaffiliated issuers	491,255	$97,336,301

Expenses
Advisory fee (see Note B)	15,313,226
Transfer agency—Class A	325,095
Transfer agency—Class B	365
Transfer agency—Class C	57,251
Transfer agency—Advisor Class	1,851,963
Transfer agency—Class R	92,934
Transfer agency—Class K	17,363
Transfer agency—Class I	312,023
Transfer agency—Class Z	49,959
Distribution fee—Class A	978,247
Distribution fee—Class B	2,437
Distribution fee—Class C	678,867
Distribution fee—Class R	178,720
Distribution fee—Class K	21,704
Custodian	253,330
Printing	208,939
Registration fees	124,435
Audit and tax	63,348
Administrative	35,473
Legal	21,639
Directors’ fees	12,348
Miscellaneous	101,706

Total expenses before interest expense	20,701,372
Interest expense	65,259

Total expenses	20,766,631
Less: expenses waived and reimbursed by the Adviser (see Note B)	(43,870)

Net expenses		20,722,761

Net investment income		76,613,540

See notes to financial statements.

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STATEMENT OF OPERATIONS (continued)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	$(29,336,878	)(a)
Forward currency exchange contracts	104,128,355
Futures	9,570,419
Options written	6,733,948
Swaps	1,860,266
Swaptions written	2,108,439
Foreign currency transactions	(26,010,610)
Net change in unrealized appreciation/depreciation on:
Investments	149,987,540	(b)
Forward currency exchange contracts	1,620,318
Futures	(14,374,676)
Options written	2,043,954
Swaps	(5,917,231)
Foreign currency denominated assets and liabilities	504,044

Net gain on investment and foreign currency transactions	202,917,888

Net Increase in Net Assets from Operations	$279,531,428

(a)	Includes foreign capital gains taxes of $82,502.

(b)	Net of increase in accrued foreign capital gains of $287,843.

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended March 31, 2019 (unaudited)	Year Ended September 30, 2018
Increase (Decrease) in Net Assets from Operations
Net investment income	$76,613,540	$163,965,434
Net realized gain (loss) on investment and foreign currency transactions	69,053,939	(834,219)
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	133,863,949	(186,985,105)

Net increase (decrease) in net assets from operations	279,531,428	(23,853,890)
Distributions to Shareholders
Class A	(12,063,932)	(21,810,531)
Class B	(5,572)	(11,284)
Class C	(1,577,828)	(2,966,052)
Advisor Class	(74,398,372)	(119,675,497)
Class R	(956,050)	(1,604,973)
Class K	(257,011)	(844,316)
Class I	(12,490,432)	(20,149,714)
Class Z	(8,515,709)	(11,306,387)
Capital Stock Transactions
Net increase (decrease)	(203,541,203)	270,112,242
Proceeds from third party regulatory settlement (see Note E)	– 0	–	1,081

Total increase (decrease)	(34,274,681)	67,890,679
Net Assets
Beginning of period	6,882,952,688	6,815,062,009

End of period	$6,848,678,007	$6,882,952,688

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

March 31, 2019

NOTE A

Significant Accounting Policies

AB Global Bond Fund, Inc. (the “Fund”) was incorporated as a Maryland corporation on February 3, 1992 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. Class T shares have been authorized but currently are not offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to 0% depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB mutual fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expense. All nine classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

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NOTES TO FINANCIAL STATEMENTS (continued)

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end

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NOTES TO FINANCIAL STATEMENTS (continued)

mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as a described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

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NOTES TO FINANCIAL STATEMENTS (continued)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange-traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized

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NOTES TO FINANCIAL STATEMENTS (continued)

models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed-income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Certain bank loans are classified as Level 3, as significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of March 31, 2019:

Investments in Securities	Level 1			Level 2	Level 3			Total
Assets:
Governments – Treasuries	$	– 0	–	$2,103,283,838	$	– 0	–	$2,103,283,838
Corporates – Investment Grade		– 0	–	1,469,226,930		0	#	1,469,226,930
Mortgage Pass-Throughs		– 0	–	497,133,237		– 0	–	497,133,237
Inflation-Linked Securities		– 0	–	373,974,015		– 0	–	373,974,015
Corporates – Non-Investment Grade		– 0	–	318,522,042		0	#	318,522,042
Collateralized Mortgage Obligations		– 0	–	311,174,233		– 0	–	311,174,233
Covered Bonds		– 0	–	223,992,428		– 0	–	223,992,428
Emerging Markets – Treasuries		– 0	–	189,892,901		– 0	–	189,892,901

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NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Securities	Level 1			Level 2		Level 3		Total
Commercial Mortgage-Backed Securities	$	– 0	–	$86,663,810		$90,859,367		$177,523,177
Collateralized Loan Obligations		– 0	–	– 0	–	161,026,466		161,026,466
Governments – Sovereign Agencies		– 0	–	133,772,171		– 0	–	133,772,171
Governments – Sovereign Bonds		– 0	–	131,615,814		– 0	–	131,615,814
Local Governments – Provincial Bonds		– 0	–	83,064,119		– 0	–	83,064,119
Emerging Markets – Sovereigns		– 0	–	78,525,176		– 0	–	78,525,176
Bank Loans		– 0	–	44,112,685		0	#	44,112,685
Supranationals		– 0	–	43,934,743		– 0	–	43,934,743
Quasi-Sovereigns		– 0	–	38,010,957		– 0	–	38,010,957
Asset-Backed Securities		– 0	–	3,203,433		24,763,378		27,966,811
Local Governments – US Municipal Bonds		– 0	–	15,234,449		– 0	–	15,234,449
Emerging Markets – Corporate Bonds		– 0	–	13,756,866		136,344		13,893,210
Common Stocks		2,365,074		– 0	–	9,342,500		11,707,574
Local Governments – Regional Bonds		– 0	–	7,108,890		– 0	–	7,108,890
Whole Loan Trusts		– 0	–	– 0	–	1,522,124		1,522,124
Agencies		– 0	–	549,742		– 0	–	549,742
Warrants		200		– 0	–	0	#	200
Short-Term Investments:
Investment Companies		405,810,725		– 0	–	– 0	–	405,810,725
Time Deposits		– 0	–	18,967,083		– 0	–	18,967,083
Corporates – Investment Grade		– 0	–	1,736,842		0	#	1,736,842

Total Investments in Securities		408,175,999		6,187,456,404		287,650,179		6,883,282,582
Other Financial Instruments*:
Assets
Futures		10,118,200		– 0	–	– 0	–	10,118,200	†
Forward Currency Exchange Contracts		– 0	–	62,356,535		– 0	–	62,356,535
Centrally Cleared Credit Default Swaps		– 0	–	118,286		– 0	–	118,286	†
Centrally Cleared Interest Rate Swaps		– 0	–	20,887,413		– 0	–	20,887,413	†
Credit Default Swaps		– 0	–	92,363		– 0	–	92,363
Liabilities
Futures		(17,650,139)		– 0	–	– 0	–	(17,650,139	)†
Forward Currency Exchange Contracts		– 0	–	(19,393,533)		– 0	–	(19,393,533)
Currency Options Written		– 0	–	(932,271)		– 0	–	(932,271)
Centrally Cleared Credit Default Swaps		– 0	–	(809,580)		– 0	–	(809,580	)†
Centrally Cleared Interest Rate Swaps		– 0	–	(17,781,944)		– 0	–	(17,781,944	)†
Credit Default Swaps		– 0	–	(12,373,385)		– 0	–	(12,373,385)

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NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Securities	Level 1			Level 2		Level 3			Total
Variance Swaps	$	– 0	–	$(697,548)		$	– 0	–	$(697,548)
Reverse Repurchase Agreements		(4,563,049)		– 0	–		– 0	–	(4,563,049)

Total		$396,081,011		$6,218,922,740			$287,650,179		$6,902,653,930

#	The Fund held securities with zero market value at period end.

*

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

†

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/depreciation on futures and centrally cleared swaps as reported in the portfolio of investments. Where, applicable centrally cleared swaps with upfront premiums are presented here at market value.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Corporates - Investment Grade#			Corporates - Non-Investment Grade#			Commercial Mortgage- Backed Securities		Collateralized Loan Obligations
Balance as of 9/30/18		$23,829,854		$	– 0	–	$73,001,921		$145,611,533
Accrued discounts/(premiums)		– 0	–		– 0	–	135,844		706
Realized gain (loss)		– 0	–		– 0	–	(16,734)		(33,250)
Change in unrealized appreciation/depreciation		– 0	–		– 0	–	1,244,538		(1,498,753)
Purchases		– 0	–		– 0	–	18,519,567		19,493,928
Sales/Paydowns		– 0	–		– 0	–	(2,025,769)		(2,547,698)
Transfers into Level 3		– 0	–		– 0	–	– 0	–	– 0	–
Transfers out of Level 3		(23,829,854)			– 0	–	– 0	–	– 0	–

Balance as of 3/31/19	$	– 0	–	$	– 0	–	$90,859,367		$161,026,466

Net change in unrealized appreciation/depreciation from investments held as of 3/31/19**	$	– 0	–	$	– 0	–	$1,244,538		$(1,498,753)

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NOTES TO FINANCIAL STATEMENTS (continued)

	Bank Loans#			Asset-Backed Securities		Emerging Markets - Corporate Bonds		Common Stocks
Balance as of 9/30/18		$13,652,453		$19,479,566		$260,365		$11,779,842
Accrued discounts/(premiums)		– 0	–	3,424		– 0	–	– 0	–
Realized gain (loss)		– 0	–	74		– 0	–	1,121,968
Change in unrealized appreciation/depreciation		– 0	–	194,000		(124,021)		(1,603,712)
Purchases		– 0	–	6,592,475		– 0	–	– 0	–
Sales/Paydowns		– 0	–	(1,506,161)		– 0	–	(1,955,598)
Transfers into Level 3		– 0	–	– 0	–	– 0	–	– 0	–
Transfers out of Level 3		(13,652,453)		– 0	–	– 0	–	– 0	–

Balance as of 3/31/19	$	– 0	–	$24,763,378		$136,344		$9,342,500

Net change in unrealized appreciation/depreciation from investments held as of 3/31/19**	$	– 0	–	$194,000		$(124,021)		$(388,076)

	Whole Loan Trusts		Warrants#			Short Term Investments: Corporates - Investment Grade#			Total
Balance as of 9/30/18	$3,054,565		$	– 0	–	$	– 0	–	$290,670,099
Accrued discounts/(premiums)	2,453			– 0	–		– 0	–	142,427
Realized gain (loss)	(1,735,906)			– 0	–		– 0	–	(663,848)
Change in unrealized appreciation/depreciation	1,221,135			– 0	–		– 0	–	(566,813)
Purchases	– 0	–		– 0	–		– 0	–	44,605,970
Sales/Paydowns	(1,020,123)			– 0	–		– 0	–	(9,055,349)
Transfers into Level 3	– 0	–		– 0	–		– 0	–	– 0	–
Transfers out of Level 3	– 0	–		– 0	–		– 0	–	(37,482,307)

Balance as of 3/31/19	$1,522,124		$	– 0	–	$	– 0	–	$287,650,179	+

Net change in unrealized appreciation/depreciation from investments held as of 3/31/19**	$(187,725)		$	– 0	–	$	– 0	–	$(760,037)

**	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

#	The Fund held securities with zero market value at period end.

+	There were de minimis transfers under 1% of net assets during the reporting period.

The following presents information about significant unobservable inputs related to the Fund’s Level 3 investments at March 31, 2019. Securities priced (i) by third party vendors or (ii) by brokers, are excluded from the following table.

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Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 3/31/19	Valuation Technique	Unobservable Input	Input
Common Stocks	$9,342,500	Market Approach	NAV Equivalent	$962.95 / N/A
Whole Loan Trusts	$1,172,616	Recovery Analysis	Cumulative Loss	<20% / NA
	$349,508	Discounted Cash Flow	Cash Flow Yield	100.00% / NA

	$1,522,124

Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant increases (decreases) in NAV Equivalent in isolation would be expected to result in a significantly higher (lower) fair value measurement. A significant increase (decrease) in Cumulative Loss and Cash Flow Yield in isolation would be expected to result in a significant lower (higher) fair value measurement.

3. Currency Translation

Asset and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed-income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation on foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in

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which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Repurchase Agreements

It is the Fund’s policy that its custodian or designated sub-custodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities is sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to seller of the security, realization of collateral by the Fund may be delayed or limited.

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NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

During 2017, AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, announced its intention to pursue the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (“AXA Equitable”), the holding company for a diversified financial services organization, through an initial public offering (“IPO”). AXA Equitable is the holding company for a diverse group of financial services companies, including an approximately 65.2% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. In March 2018, AXA announced its intention to sell its entire interest in AXA Equitable over time, subject to market conditions and other factors (the “Plan”). During the second quarter of 2018, AXA Equitable completed the IPO. Additional secondary offerings of AXA Equitable shares were completed in the Fourth Quarter of 2018 and the First Quarter of 2019, and AXA Equitable also repurchased shares from AXA in connection with each of these secondary offerings pursuant to agreements with AXA. Following the IPO and subsequent transactions, including secondary offerings and share repurchases, AXA owns approximately 48.3% of the outstanding shares of common stock of AXA Equitable. Contemporaneously with the IPO, AXA sold $862.5 million aggregate principal amount of its 7.25% mandatorily exchangeable notes (the “MxB Notes”) due May 15, 2021 and exchangeable into up to 43,125,000 shares of common stock (or approximately 7% of the outstanding shares of common stock of AXA Equitable). AXA retains ownership (including voting rights) of such shares of common stock until the MxB Notes are exchanged, which may be on a date that is earlier than the maturity date at AXA’s option upon the occurrence of certain events.

It is anticipated that one or more of the transactions contemplated by the Plan may ultimately result in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and therefore may be deemed an “assignment” causing a termination of each Fund’s current investment advisory agreement. In order to ensure that the existing investment advisory services could continue uninterrupted, at meetings held in late July through early August 2018, the Boards of Directors/ Trustees (each a “Board” and collectively, the “Boards”) approved new investment advisory agreements with the Adviser, in connection with the Plan. The Boards also agreed to call and hold a joint meeting of shareholders on

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October 11, 2018, for shareholders of each Fund to (1) approve the new investment advisory agreement with the Adviser that would be effective after the first Change of Control Event and (2) approve any future advisory agreement approved by the Board and that has terms not materially different from the current agreement, in the event there are subsequent Change of Control Events arising from completion of the Plan that terminate the advisory agreement after the first Change of Control Event. Approval of a future advisory agreement means that shareholders may not have another opportunity to vote on a new agreement with the Adviser even upon a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of AXA Equitable.

At the November 14, 2018 adjourned shareholder meeting, shareholders approved the new and future investment advisory agreements.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended March 31, 2019, the reimbursement for such services amounted to $35,473.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $841,742 for the six months ended March 31, 2019.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $3,647 from the sale of Class A shares and received $2,596, $199 and $2,975 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended March 31, 2019.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. Effective August 1, 2018, the Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2019. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser has contractually agreed to waive its investment advisory fee from the Fund in an amount equal to the Fund’s

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share of the effective advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended March 31, 2019, such waiver amounted to $43,870.

A summary of the Fund’s transactions in AB mutual funds for the six months ended March 31, 2019 is as follows:

Fund	Market Value 9/30/18 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 3/31/19 (000)	Dividend Income (000)
Government Money Market Portfolio	$46,959	$1,703,095	$1,344,243	$405,811	$992

Brokerage commissions paid on investment transactions for the six months ended March 31, 2019 amounted to $162,218 of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co., LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on Advisor Class, Class I and Class Z shares. Effective January 29, 2016, payments under the Class A plan are limited to .25% of the Fund’s average daily net assets attributable to Class A shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $19,354,597, $6,912,134, $1,100,130, and $285,533 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the

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current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended March 31, 2019 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$3,180,487,939	$2,996,232,374
U.S. government securities	1,112,114,447	1,810,425,132

The cost of investments for federal income tax purposes was substantially the same as cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency contracts and futures contracts) are as follows:

Gross unrealized appreciation	$255,836,932
Gross unrealized depreciation	(144,329,586)

Net unrealized appreciation	$111,507,346

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts.

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Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended March 31, 2019, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into a future, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a future can

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vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended March 31, 2019, the Fund held futures for hedging and hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. The fund’s maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium

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received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

The Fund may also invest in options on swaps, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. The fund’s maximum payment for written put swaptions equates to the notional amount of the underlying swap. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

During the six months ended March 31, 2019, the Fund held purchased options for hedging and non-hedging purposes.

During the six months ended March 31, 2019, the Fund held written options for hedging and non-hedging purposes.

During the six months ended March 31, 2019, the Fund held written swaptions for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, and currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

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Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less

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than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended March 31, 2019, the Fund held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the

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swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty. As of March 31, 2019, the Fund had no Buy Contracts outstanding with respect to the same referenced obligation and counterparty as certain Sale Contracts.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payment it made to its counterpart. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer on the referenced obligation. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced entity’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

During the six months ended March 31, 2019, the Fund held credit default swaps for hedging and non-hedging purposes.

Variance Swaps:

The Fund may enter into variance swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on underlying asset(s) or index(es). Actual

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“variance” as used here is defined as the sum of the square of the returns on the reference asset(s) or index(es) (which in effect is a measure of its “volatility”) over the length of the contract term. So the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility.

During the six months ended March 31, 2019, the Fund held variance swaps for hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the six months ended March 31, 2019, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$10,118,200	*	Receivable/Payable for variation margin on futures	$17,650,139	*

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	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	$20,887,413	*	Receivable/Payable for variation margin on centrally cleared swaps	$17,781,944	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	62,356,535		Unrealized depreciation on forward currency exchange contracts	19,393,533

Foreign currency contracts				Options written, at value	932,271

Foreign currency contracts				Unrealized depreciation on variance swaps	697,548

Credit contracts	Market value of credit default swaps	92,363		Market value of credit default swaps	12,373,385

Credit contracts	Receivable/ Payable for variation margin on centrally cleared swaps	118,286	*	Receivable/Payable for variation margin on centrally cleared swaps	809,580	*

Total		$93,572,797			$69,638,400

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/depreciation on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	$1,370,560	$(2,726,624)

Interest rate contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/ depreciation on futures	9,570,419	(14,374,676)

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Interest rate contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investments	$(3,891,624)	$	– 0	–

Interest rate contracts	Net realized gain/(loss) on swaptions written; Net change in unrealized appreciation/depreciation on swaptions written	2,108,439		– 0	–

Foreign currency contracts	Net realized gain/(loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation on forward currency exchange contracts	104,128,355		1,620,318

Foreign currency contracts	Net realized gain/(loss) on investment transactions; Net change in unrealized appreciation/depreciation on investments	(8,090,825)		1,069,130

Foreign currency contracts	Net realized gain/(loss) on options written; Net change in unrealized appreciation/depreciation on options written	6,733,948		(2,043,954)
Foreign currency contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	(1,902,403)		(342,669)

Credit contracts	Net realized gain/(loss) on swaps; Net change in unrealized appreciation/ depreciation on swaps	2,392,109		(2,847,938)

Total		$112,418,978		$(19,646,413)

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The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended March 31, 2019:

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$199,870,623
Average notional amount of sale contracts	$168,000,000

Centrally Cleared Interest Rate Swaps:
Average notional amount	$2,550,322,099

Credit Default Swaps:
Average notional amount of sale contracts	$226,915,143

Forward Currency Exchange Contracts:
Average principal amount on buy contracts	$1,371,560,871
Average principal amount on sale contracts	$4,754,827,567

Futures:
Average notional amount on buy contracts	$1,855,325,176
Average notional amount on sale contracts	$1,294,566,594

Variance Swaps:
Average notional amount	$2,156,032

Purchased Options:
Average notional amount	$354,903,192	(a)

Purchased Swaptions:
Average notional amount	$401,078,172	(b)

Options Written:
Average notional amount	$283,562,116

Swaptions Written:
Average notional amount	$861,874,216	(b)

(a)	Positions were open for four months during the period.

(b)	Positions were open for five months during the period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of March 31, 2019. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

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Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivative Assets
Australia & New Zealand Bank Group Ltd.	$390,783	$	– 0	–	$	– 0	–	$	– 0	–	$390,783
Bank of America, NA	815,340	(1,087)	– 0	–	– 0	–	814,253
Barclays Bank PLC	1,482,835	(1,482,835)	– 0	–	– 0	–	– 0	–
BNP Paribas SA	1,499,834	(1,499,834)	– 0	–	– 0	–	– 0	–
Brown Brothers Harriman & Co.	455,354	(140,060)	– 0	–	– 0	–	315,294
Citibank, NA	3,519,984	(2,062,215)	(720,000)	– 0	–	737,769
Credit Suisse International	974,169	(974,169)	– 0	–	– 0	–	– 0	–
Deutsche Bank AG	31,652	(31,652)	– 0	–	– 0	–	– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	2,311,110	(2,311,110)	– 0	–	– 0	–	– 0	–
HSBC Bank USA	17,210,422	(1,877,920)	– 0	–	– 0	–	15,332,502
JPMorgan Chase Bank, NA	559,319	(559,319)	– 0	–	– 0	–	– 0	–
Morgan Stanley Capital Services LLC	4,422,447	(1,585,420)	(1,010,000)	– 0	–	1,827,027
Royal Bank of Scotland PLC/Natwest Markets PLC	3,121,847	(442,588)	– 0	–	– 0	–	2,679,259
Societe Generale	74,012	– 0	–	– 0	–	– 0	–	74,012
Standard Chartered Bank	431,113	(431,113)	– 0	–	– 0	–	– 0	–
UBS AG	25,148,677	(1,307,802)	– 0	–	– 0	–	23,840,875

Total	$62,448,898	$(14,707,124)	$(1,730,000)	$	– 0	–	$46,011,774	^

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Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Bank of America, NA	$1,087	$(1,087)	$	– 0	–	$	– 0	–	$	– 0	–
Barclays Bank PLC	3,118,143	(1,482,835)		– 0	–		(1,635,308)			– 0	–
BNP Paribas SA	1,762,150	(1,499,834)		– 0	–		– 0	–		262,316
Brown Brothers Harriman & Co.	140,060	(140,060)		– 0	–		– 0	–		– 0	–
Citibank, NA	2,062,215	(2,062,215)		– 0	–		– 0	–		– 0	–
Credit Suisse International	3,950,727	(974,169)		– 0	–		(2,700,315)			276,243
Deutsche Bank AG	2,119,095	(31,652)		– 0	–		(2,087,443)			– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	12,825,455	(2,311,110)		– 0	–		(9,011,892)			1,502,453
HSBC Bank USA	1,877,920	(1,877,920)		– 0	–		– 0	–		– 0	–
JPMorgan Chase Bank, NA	1,315,241	(559,319)		– 0	–		(524,948)			230,974
Morgan Stanley Capital Services LLC	1,585,420	(1,585,420)		– 0	–		– 0	–		– 0	–
Royal Bank of Scotland PLC/ Natwest Markets PLC	442,588	(442,588)		– 0	–		– 0	–		– 0	–
Standard Chartered Bank	888,834	(431,113)		– 0	–		(457,721)			– 0	–
UBS AG	1,307,802	(1,307,802)		– 0	–		– 0	–		– 0	–

Total	$33,396,737	$(14,707,124)	$	– 0	–		$(16,417,627)			$2,271,986	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

^

Net amount represents the net receivable/(payable) that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

See Note D.4 for additional disclosure of netting arrangements regarding reverse repurchase agreements.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities

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denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. TBA and Dollar Rolls

The Fund may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Fund may enter into certain TBA transactions known as dollar rolls. Dollar rolls involve sales by the Fund of securities for delivery in the current month and the Fund’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. During the six months ended March 31, 2019, the Fund did not engage in dollar rolls.

4. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Fund is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund in the event of a default. In the event of a default by an MRA

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counterparty, the Fund may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such, the return of such excess collateral may be delayed or denied. For the six months ended March 31, 2019, the average amount of reverse repurchase agreements outstanding was $4,701,842 and the daily weighted average interest rate was 1.26%. During the period, the Fund received net interest payments from counterparties. At March 31, 2019, the Fund had reverse repurchase agreements outstanding in the amount of $4,563,049 as reported in the statement of assets and liabilities.

The following table presents the Fund’s RVP liabilities by counterparty net of the related collateral pledged by the Fund as of March 31, 2019:

Counterparty	RVP Liabilities Subject to a MRA	Securities Collateral Pledged†*	Net Amount of RVP Liabilities
JPMorgan Chase Bank, NA	$4,563,049	$(4,563,049)	$	– 0 –

†	Including accrued interest.

*	The actual collateral pledged may be more than the amount reported due to overcollateralization.

5. Loan Participations and Assignments

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or by buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). A loan is often administered by a bank or other financial institution (the “Lender”) that acts as agent for all holders. The agent administers the term of the loan as specified in the loan agreement. When investing in Participations, the Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. In addition, when investing in Participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender and only upon receipt of payments by the Lender from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender. When the Fund purchases Assignments from Lenders, it will typically acquire direct rights against the borrower on the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of acquisitions. The Fund may also participate in unfunded loan commitments, which are contractual obligations for investing in future Participations, and may receive a commitment fee based on the amount of

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the commitment. Under these arrangements, the Fund may receive a fixed rate commitment fee and, if and to the extent the borrower borrows under the facility, the Fund may receive an additional funding fee.

Unfunded loan commitments and funded loans are marked to market daily.

As of March 31, 2019, the Fund had no unfunded loan commitments outstanding.

As of March 31, 2019, the Fund had no bridge loan commitments outstanding.

During the six months ended March 31, 2019, the Fund received no commitment fees or additional funding fees.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended March 31, 2019 (unaudited)	Year Ended September 30, 2018	Six Months Ended March 31, 2019 (unaudited)	Year Ended September 30, 2018

Class A
Shares sold	7,004,581	20,073,580	$57,475,520	$167,038,449

Shares issued in reinvestment of dividends and distributions	1,114,288	1,936,251	9,152,775	16,089,465

Shares converted from Class B	17,044	59,796	140,270	499,892

Shares converted from Class C	1,514,479	3,093,435	12,479,989	25,707,038

Shares redeemed	(16,025,767)	(45,114,469)	(131,488,469)	(374,827,042)

Net decrease	(6,375,375)	(19,951,407)	$(52,239,915)	$(165,492,198)

Class B
Shares sold	1,567	4,124	$12,881	$34,304

Shares issued in reinvestment of dividends and distributions	641	1,218	5,259	10,135

Shares converted to Class A	(17,044)	(59,792)	(140,270)	(499,892)

Shares redeemed	6,312	(8,441)	51,984	(70,523)

Net decrease	(8,524)	(62,891)	$(70,146)	$(525,976)

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Six Months Ended March 31, 2019 (unaudited)	Year Ended September 30, 2018	Six Months Ended March 31, 2019 (unaudited)	Year Ended September 30, 2018

Class C
Shares sold	698,597	1,313,140	$5,747,808	$10,981,636

Shares issued in reinvestment of dividends and distributions	146,628	270,005	1,206,991	2,251,210

Shares converted to Class A	(1,510,171)	(3,082,719)	(12,479,989)	(25,707,038)

Shares redeemed	(1,838,165)	(6,678,456)	(15,115,779)	(55,720,665)

Net decrease	(2,503,111)	(8,178,030)	$(20,640,969)	$(68,194,857)

Advisor Class
Shares sold	85,119,382	183,038,844	$698,855,933	$1,521,545,978

Shares issued in reinvestment of dividends and distributions	6,690,662	10,615,631	54,923,477	88,067,430

Shares redeemed	(108,315,043)	(154,088,929)	(886,766,666)	(1,278,807,982)

Net increase (decrease)	(16,504,999)	39,565,546	$(132,987,256)	$330,805,426

Class R
Shares sold	1,237,979	3,324,704	$10,184,641	$27,726,727

Shares issued in reinvestment of dividends and distributions	116,375	192,292	954,338	1,596,148

Shares redeemed	(2,168,705)	(4,293,094)	(17,799,114)	(35,744,275)

Net decrease	(814,351)	(776,098)	$(6,660,135)	$(6,421,400)

Class K
Shares sold	366,167	1,537,186	$3,006,134	$12,785,721

Shares issued in reinvestment of dividends and distributions	31,258	97,925	256,574	813,042

Shares redeemed	(283,559)	(3,909,077)	(2,327,413)	(32,199,370)

Net increase (decrease)	113,866	(2,273,966)	$935,295	$(18,600,607)

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	Shares		Amount
	Six Months Ended March 31, 2019 (unaudited)	Year Ended September 30, 2018	Six Months Ended March 31, 2019 (unaudited)	Year Ended September 30, 2018

Class I
Shares sold	9,372,360	22,528,212	$77,293,541	$186,861,568

Shares issued in reinvestment of dividends and distributions	1,494,897	2,386,088	12,273,927	19,793,000

Shares redeemed	(11,511,081)	(19,234,816)	(94,207,626)	(159,640,437)

Net increase (decrease)	(643,824)	5,679,484	$(4,640,158)	$47,014,131

Class Z
Shares sold	13,291,260	27,187,414	$109,165,806	$225,668,100

Shares issued in reinvestment of dividends and distributions	1,020,185	1,350,047	8,377,919	11,193,204

Shares redeemed	(12,749,217)	(10,278,394)	(104,781,644)	(85,333,581)

Net increase	1,562,228	18,259,067	$12,762,081	$151,527,723

For the year ended September 30, 2018 a third party vendor reimbursed the Fund $1,081, for losses incurred due to a trade entry error. This amount is presented in the Fund’s statement of changes in net assets. Neither the Fund nor its affiliates were involved in the proceedings or the calculation of the payment.

NOTE F

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its

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payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments and negative perceptions of the junk bond market generally and may be more difficult to trade or dispose of than other types of securities.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade or dispose of due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Mortgage-Related and/or Other Asset-Backed Securities Risk—Investments in mortgage-related and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

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Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be difficult to price or unwind, and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives may also result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Illiquid Investments Risk—Illiquid investments risk exists when certain investments become difficult to purchase or sell. Difficulty in selling such investments may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of illiquid investments risk may include low trading volumes, large positions and heavy redemption of Fund shares. Foreign fixed-income securities may have more liquidity risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Illiquid investments risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Active Trading Risk—The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

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NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended March 31, 2019.

NOTE H

Distributions to Shareholders

The tax character of distributions paid for the year ending September 30, 2019 will be determined at the end of the current fiscal year.

The tax character of distributions paid during the fiscal years ended September 30, 2018 and September 30, 2017 were as follows:

	2018	2017
Distributions paid from:
Ordinary income	$178,368,754	$194,695,269

Total taxable distributions paid	$178,368,754	$194,695,269

As of September 30, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$42,794,025
Other losses	(78,067,459	)(a)
Unrealized appreciation/(depreciation)	(76,669,524	)(b)

Total accumulated earnings/(deficit)	$(111,942,958	)(c)

(a)	As of September 30, 2018, the Fund had a net capital loss carryforward of $74,777,979 and cumulative deferred loss on straddles of $3,289,480.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, passive foreign investment companies (PFICs) and Treasury inflation-protected securities, and the recognition for tax purposes of unrealized gains/losses on certain derivative instruments.

(c)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to dividends payable and the tax treatment of defaulted securities.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of September 30, 2018, the Fund had a net short-term capital loss carryforward of $52,296,415 and a net long-term capital loss carryforward of $22,481,564, which may be carried forward for an indefinite period.

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NOTE I

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework-Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 (“ASU”) apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has evaluated the impact of the amendments and elected to early adopt the ASU. The adoption of this ASU did not have a material impact on the disclosure and presentation of the financial statements of the Fund.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Six Months Ended March 31, 2019 (unaudited)		Year Ended September 30,
			2018		2017		2016		2015		2014

Net asset value, beginning of period	$ 8.19		$ 8.43		$ 8.59		$ 8.34		$ 8.52		$ 8.26

Income From Investment Operations

Net investment income(a)	.09	(b)	.18	(b)	.18	(b)	.17	(b)	.18		.23

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.25		(.22)		(.09)		.39		(.02)		.25

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	.00	(c)	– 0	–

Capital Contributions	– 0	–	.00	(c)	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.34		(.04)		.09		.56		.16		.48

Less: Dividends and Distributions

Dividends from net investment income	(.13)		(.20)		(.18)		(.30)		(.34)		(.22)

Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	(.07)		(.01)		(.00	)(c)	– 0	–

Total dividends and distributions	(.13)		(.20)		(.25)		(.31)		(.34)		(.22)

Net asset value, end of period	$ 8.40		$ 8.19		$ 8.43		$ 8.59		$ 8.34		$ 8.52

Total Return

Total investment return based on net asset value(d)*	4.15%		(0.50)%		1.10%		6.92%		1.95%		5.82%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$778,107		$810,782		$1,002,880		$1,293,750		$1,060,976		$1,076,697

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)	.81	%(g)	.81%		.82%		.85%		.90%		.93%

Expenses, before waivers/reimbursements(e)(f)	.82	%(g)	.82%		.83%		.85%		.90%		.93%

Net investment income	2.08	%(b)(g)	2.16	%(b)	2.09	%(b)	2.05	%(b)	2.09%		2.69%

Portfolio turnover rate	64%		369%		107%		113%		167%		157%

See footnote summary on page 121.

abfunds.com	AB GLOBAL BOND FUND | 113

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class B
	Six Months Ended March 31, 2019 (unaudited)		Year Ended September 30,
			2018		2017		2016		2015		2014

Net asset value, beginning of period	$ 8.19		$ 8.43		$ 8.59		$ 8.34		$ 8.52		$ 8.26

Income From Investment Operations

Net investment income(a)	.05	(b)	.11	(b)	.11	(b)	.10	(b)	.11		.16

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.25		(.22)		(.09)		.40		(.01)		.26

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	.00	(c)	– 0	–

Capital Contributions	– 0	–	.00	(c)	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.30		(.11)		.02		.50		.10		.42

Less: Dividends and Distributions

Dividends from net investment income	(.09)		(.13)		(.11)		(.24)		(.28)		(.16)

Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	(.07)		(.01)		(.00	)(c)	– 0	–

Total dividends and distributions	(.09)		(.13)		(.18)		(.25)		(.28)		(.16)

Net asset value, end of period	$ 8.40		$ 8.19		$ 8.43		$ 8.59		$ 8.34		$ 8.52

Total Return

Total investment return based on net asset value(d)*	3.72%		(1.30)%		0.29%		6.11%		1.21%		5.08%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$461		$519		$1,065		$1,668		$3,410		$7,321

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)	1.63	%(g)	1.61%		1.62%		1.61%		1.63%		1.64%

Expenses, before waivers/reimbursements(e)(f)	1.63	%(g)	1.62%		1.62%		1.61%		1.63%		1.64%

Net investment income	1.27	%(b)(g)	1.28	%(b)	1.29	%(b)	1.25	%(b)	1.36%		1.97%

Portfolio turnover rate	64%		369%		107%		113%		167%		157%

See footnote summary on page 121.

114 | AB GLOBAL BOND FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Six Months Ended March 31, 2019 (unaudited)		Year Ended September 30,
			2018		2017		2016		2015		2014

Net asset value, beginning of period	$ 8.21		$ 8.46		$ 8.62		$ 8.36		$ 8.54		$ 8.28

Income From Investment Operations

Net investment income(a)	.05	(b)	.12	(b)	.11	(b)	.11	(b)	.12		.17

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.25		(.23)		(.08)		.40		(.01)		.25

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	.00	(c)	– 0	–

Capital Contributions	– 0	–	.00	(c)	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.30		(.11)		.03		.51		.11		.42

Less: Dividends and Distributions

Dividends from net investment income	(.09)		(.14)		(.12)		(.24)		(.29)		(.16)

Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	(.07)		(.01)		(.00	)(c)	– 0	–

Total dividends and distributions	(.09)		(.14)		(.19)		(.25)		(.29)		(.16)

Net asset value, end of period	$ 8.42		$ 8.21		$ 8.46		$ 8.62		$ 8.36		$ 8.54

Total Return

Total investment return based on net asset value(d)*	3.75%		(1.36)%		0.34%		6.24%		1.23%		5.07%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$128,991		$146,309		$219,785		$349,965		$356,483		$395,728

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)	1.56	%(g)	1.56%		1.57%		1.58%		1.60%		1.63%

Expenses, before waivers/reimbursements(e)(f)	1.57	%(g)	1.56%		1.57%		1.58%		1.60%		1.63%

Net investment income	1.32	%(b)(g)	1.38	%(b)	1.34	%(b)	1.30	%(b)	1.38%		1.98%

Portfolio turnover rate	64%		369%		107%		113%		167%		157%

See footnote summary on page 121.

abfunds.com	AB GLOBAL BOND FUND | 115

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended March 31, 2019 (unaudited)		Year Ended September 30,
			2018		2017		2016		2015		2014

Net asset value, beginning of period	$ 8.18		$ 8.42		$ 8.58		$ 8.33		$ 8.51		$ 8.25

Income From Investment Operations

Net investment income(a)	.10	(b)	.20	(b)	.20	(b)	.20	(b)	.20		.25

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.25		(.22)		(.09)		.38		(.01)		.25

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	.00	(c)	– 0	–

Capital Contributions	– 0	–	.00	(c)	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.35		(.02)		.11		.58		.19		.50

Less: Dividends and Distributions

Dividends from net investment income	(.14)		(.22)		(.20)		(.32)		(.37)		(.24)

Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	(.07)		(.01)		(.00	)(c)	– 0	–

Total dividends and distributions	(.14)		(.22)		(.27)		(.33)		(.37)		(.24)

Net asset value, end of period	$ 8.39		$ 8.18		$ 8.42		$ 8.58		$ 8.33		$ 8.51

Total Return

Total investment return based on net asset value(d)*	4.28%		(0.25)%		1.35%		7.21%		2.26%		6.14%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$4,549,603		$4,570,491		$4,372,280		$3,275,362		$2,247,582		$1,504,432

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)	.56	%(g)	.56%		.58%		.58%		.60%		.63%

Expenses, before waivers/reimbursements(e)(f)	.56	%(g)	.57%		.58%		.58%		.60%		.63%

Net investment income	2.43	%(b)(g)	2.44	%(b)	2.34	%(b)	2.33	%(b)	2.39%		2.98%

Portfolio turnover rate	64%		369%		107%		113%		167%		157%

See footnote summary on page 121.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Six Months Ended March 31, 2019 (unaudited)		Year Ended September 30,
			2018		2017		2016		2015		2014

Net asset value, beginning of period	$ 8.18		$ 8.42		$ 8.59		$ 8.33		$ 8.51		$ 8.25

Income From Investment Operations

Net investment income(a)	.07	(b)	.15	(b)	.14	(b)	.14	(b)	.15		.20

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.25		(.23)		(.09)		.40		(.02)		.25

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	.00	(c)	– 0	–

Capital Contributions	– 0	–	.00	(c)	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.32		(.08)		.05		.54		.13		.45

Less: Dividends and Distributions

Dividends from net investment income	(.11)		(.16)		(.15)		(.27)		(.31)		(.19)

Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	(.07)		(.01)		(.00	)(c)	– 0	–

Total dividends and distributions	(.11)		(.16)		(.22)		(.28)		(.31)		(.19)

Net asset value, end of period	$ 8.39		$ 8.18		$ 8.42		$ 8.59		$ 8.33		$ 8.51

Total Return

Total investment return based on net asset value(d)*	3.93%		(0.91)%		0.57%		6.63%		1.57%		5.48%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$70,237		$75,138		$83,901		$80,625		$60,300		$54,550

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)	1.24	%(g)	1.23%		1.22%		1.25%		1.27%		1.26%

Expenses, before waivers/reimbursements(e)(f)	1.24	%(g)	1.23%		1.23%		1.25%		1.27%		1.26%

Net investment income	1.66	%(b)(g)	1.75	%(b)	1.70	%(b)	1.66	%(b)	1.72%		2.36%

Portfolio turnover rate	64%		369%		107%		113%		167%		157%

See footnote summary on page 121.

abfunds.com	AB GLOBAL BOND FUND | 117

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Six Months Ended March 31, 2019 (unaudited)		Year Ended September 30,
			2018		2017		2016		2015		2014

Net asset value, beginning of period	$ 8.18		$ 8.42		$ 8.59		$ 8.33		$ 8.51		$ 8.25

Income From Investment Operations

Net investment income(a)	.08	(b)	.17	(b)	.17	(b)	.17	(b)	.17		.23

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.25		(.22)		(.10)		.40		(.01)		.25

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	.00	(c)	– 0	–

Capital Contributions	– 0	–	.00	(c)	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.33		(.05)		.07		.57		.16		.48

Less: Dividends and Distributions

Dividends from net investment income	(.12)		(.19)		(.17)		(.30)		(.34)		(.22)

Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	(.07)		(.01)		(.00	)(c)	– 0	–

Total dividends and distributions	(.12)		(.19)		(.24)		(.31)		(.34)		(.22)

Net asset value, end of period	$ 8.39		$ 8.18		$ 8.42		$ 8.59		$ 8.33		$ 8.51

Total Return

Total investment return based on net asset value(d)*	4.09%		(0.60)%		0.90%		6.97%		1.90%		5.83%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$18,026		$16,642		$36,288		$31,361		$23,625		$19,039

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)	.93	%(g)	.92%		.89%		.93%		.95%		.93%

Expenses, before waivers/reimbursements(e)(f)	.93	%(g)	.92%		.90%		.93%		.95%		.93%

Net investment income	1.96	%(b)(g)	2.09	%(b)	2.03	%(b)	1.98	%(b)	2.04%		2.69%

Portfolio turnover rate	64%		369%		107%		113%		167%		157%

See footnote summary on page 121.

118 | AB GLOBAL BOND FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Six Months Ended March 31, 2019 (unaudited)		Year Ended September 30,
			2018		2017		2016		2015		2014

Net asset value, beginning of period	$ 8.18		$ 8.42		$ 8.58		$ 8.33		$ 8.51		$ 8.25

Income From Investment Operations

Net investment income(a)	.10	(b)	.20	(b)	.20	(b)	.20	(b)	.20		.26

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.25		(.22)		(.09)		.38		(.01)		.24

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	.00	(c)	– 0	–

Capital Contributions	– 0	–	.00	(c)	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.35		(.02)		.11		.58		.19		.50

Less: Dividends and Distributions

Dividends from net investment income	(.14)		(.22)		(.20)		(.32)		(.37)		(.24)

Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	(.07)		(.01)		(.00	)(c)	– 0	–

Total dividends and distributions	(.14)		(.22)		(.27)		(.33)		(.37)		(.24)

Net asset value, end of period	$ 8.39		$ 8.18		$ 8.42		$ 8.58		$ 8.33		$ 8.51

Total Return

Total investment return based on net asset value(d)*	4.28%		(0.23)%		1.36%		7.22%		2.27%		6.19%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$787,634		$773,149		$748,238		$715,514		$536,411		$546,550

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)	.56	%(g)	.54%		.56%		.57%		.59%		.59%

Expenses, before waivers/reimbursements(e)(f)	.57	%(g)	.55%		.56%		.58%		.59%		.59%

Net investment income	2.34	%(b)(g)	2.46	%(b)	2.36	%(b)	2.33	%(b)	2.40%		3.04%

Portfolio turnover rate	64%		369%		107%		113%		167%		157%

See footnote summary on page 121.

abfunds.com	AB GLOBAL BOND FUND | 119

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class Z
	Six Months Ended March 31, 2019 (unaudited)		Year Ended September 30,								October 15, 2013(h) to September 30,
			2018		2017		2016		2015		2014

Net asset value, beginning of period	$ 8.18		$ 8.42		$ 8.59		$ 8.33		$ 8.51		$ 8.23

Income From Investment Operations

Net investment income(a)	.10	(b)	.21	(b)	.20	(b)	.20	(b)	.21		.25

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.25		(.22)		(.09)		.40		(.02)		.27

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Capital Contributions	– 0	–	.00	(c)	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.35		(.01)		.11		.60		.19		.52

Less: Dividends and Distributions

Dividends from net investment income	(.14)		(.23)		(.21)		(.33)		(.37)		(.24)

Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	(.07)		(.01)		(.00	)(c)	– 0	–

Total dividends and distributions	(.14)		(.23)		(.28)		(.34)		(.37)		(.24)

Net asset value, end of period	$ 8.39		$ 8.18		$ 8.42		$ 8.59		$ 8.33		$ 8.51

Total Return

Total investment return based on net asset value(d)*	4.31%		(0.18)%		1.29%		7.39%		2.32%		6.38%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$515,620		$489,921		$350,625		$200,617		$167,830		$11,472

Ratio to average net assets of:

Expenses, net of waivers/ reimbursements(e)(f)	.50	%(g)	.49%		.51%		.52%		.53%		.55	%(g)

Expenses, before waivers/reimbursements(e)(f)	.50	%(g)	.50%		.52%		.53%		.53%		.55	%(g)

Net investment income	2.40	%(b)(g)	2.54	%(b)	2.41	%(b)	2.38	%(b)	2.47%		3.05	%(g)

Portfolio turnover rate	64%		369%		107%		113%		167%		157%

See footnote summary on page 121.

120 | AB GLOBAL BOND FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $0.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses but bears proportionate shares of the fees and expenses (i.e. operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the six months ended March 31, 2019, and for the years ended September 30, 2018 and September 30, 2017, such waiver amounted to less than 0.005%.

(f)	The expense ratios presented below exclude interest expense:

	Six Months Ended March 31, 2019 (unaudited)(g)	Year Ended September 30,
		2018	2017	2016	2015	2014

Class A
Net of waivers/reimbursements	.81%	.81%	.82%	.85%	.90%	.93%
Before waivers/reimbursements	.82%	.82%	.83%	.85%	.90%	.93%
Class B
Net of waivers/reimbursements	1.63%	1.61%	1.62%	1.61%	1.63%	1.64%
Before waivers/reimbursements	1.63%	1.62%	1.62%	1.61%	1.63%	1.64%
Class C
Net of waivers/reimbursements	1.56%	1.56%	1.57%	1.58%	1.60%	1.63%
Before waivers/reimbursements	1.57%	1.56%	1.57%	1.58%	1.60%	1.63%
Advisor Class
Net of waivers/reimbursements	.56%	.56%	.58%	.58%	.60%	.63%
Before waivers/reimbursements	.56%	.57%	.58%	.58%	.60%	.63%
Class R
Net of waivers/reimbursements	1.24%	1.23%	1.22%	1.25%	1.27%	1.26%
Before waivers/reimbursements	1.24%	1.23%	1.23%	1.25%	1.27%	1.26%
Class K
Net of waivers/reimbursements	.93%	.92%	.89%	.93%	.95%	.93%
Before waivers/reimbursements	.93%	.92%	.90%	.93%	.95%	.93%
Class I
Net of waivers/reimbursements	.56%	.54%	.56%	.57%	.59%	.58%
Before waivers/reimbursements	.57%	.55%	.56%	.58%	.59%	.58%

	Six Months Ended March 31, 2019 (unaudited)(g)	Year Ended September 30,				October 15, 2013(h) to September 30, 2014(g)
		2018	2017	2016	2015

Class Z
Net of waivers/reimbursements	.50%	.49%	.51%	.52%	.53%	.55%
Before waivers/reimbursements	.50%	.50%	.52%	.53%	.53%	.55%

(g)	Annualized.

(h)	Commencement of distribution.

*

Includes the impact of proceeds received and credited to the Fund in connection with a residual distribution relating to regulatory settlements, which enhanced the Fund’s performance for the year ended September 30, 2016 by 0.01%.

See notes to financial statements.

abfunds.com	AB GLOBAL BOND FUND | 121

RESULTS OF STOCKHOLDER MEETING

(unaudited)

A Special Meeting of Stockholders of AB Global Bond Fund, Inc. (the “Fund”) was held on October 11, 2018 and adjourned until November 14, 2018. A description of each proposal and the number of shares voted at the Meeting are as follows (the proposal numbers shown below correspond to the proposal number in the Fund’s proxy statement):

1.	To approve and vote upon the election of Directors for the Fund, each such Director to serve for a term of indefinite duration and until his or her successor is duly elected and qualifies.

Director:	Voted For:	Authority Withheld:
Michael J. Downey	436,780,113	7,079,594
William H. Foulk, Jr.*	436,371,038	7,488,669
Nancy P. Jacklin	437,475,125	6,384,583
Robert M. Keith	437,153,183	6,706,524
Carol C. McMullen	437,592,639	6,267,068
Gary L. Moody	437,133,645	6,726,062
Marshall C. Turner, Jr.	436,740,160	7,119,547
Earl D. Weiner	436,497,559	7,362,148

2.	To vote upon the approval of new advisory agreements for the Fund with AllianceBernstein L.P.

Voted For	Voted Against	Abstained	Broker-Non Votes
304,443,227	2,526,202	21,775,607	115,114,671

*	Mr. Foulk retired on December 31, 2018.

122 | AB GLOBAL BOND FUND	abfunds.com

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman

Michael J. Downey(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Carol C. McMullen(1)

Garry L. Moody(1)

Earl D. Weiner(1)

OFFICERS

Paul J. DeNoon(2)*, Vice President

Scott A. DiMaggio(2), Vice President

Douglas J. Peebles(2), Vice President

Matthew S. Sheridan(2), Vice President

John Taylor(2), Vice President

Emilie D. Wrapp, Secretary

Michael B. Reyes, Senior Analyst

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Stephen M. Woetzel, Controller

Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Global Fixed Income Investment Team. Messrs. DeNoon, DiMaggio, Peebles, Sheridan and Taylor are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

*	Mr. DeNoon is expected to retire from the Adviser effective January 1, 2020.

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Information Regarding the Review and Approval of the Fund’s Proposed New Advisory Agreement and Interim Advisory Agreement in the Context of Potential Assignments

As described in more detail in the Proxy Statement for the AB Funds dated August 20, 2018, the Boards of the AB Funds, at a meeting held on July 31-August 2, 2018, approved new advisory agreements with the Adviser (the “Proposed Agreements”) for the AB Funds, including AB Global Bond Fund, Inc. (the “Fund”), in connection with the planned disposition by AXA S.A. of its remaining shares of AXA Equitable Holdings, Inc. (the indirect holder of a majority of the partnership interests in the Adviser and the indirect parent of AllianceBernstein Corporation, the general partner of the Adviser) in one or more transactions and the related potential for one or more “assignments” (within the meaning of section 2(a)(4) of the Investment Company Act) of the advisory agreements for the AB Funds, including the Fund’s Advisory Agreement, resulting in the automatic termination of such advisory agreements.

At the same meeting, the AB Boards also considered and approved interim advisory agreements with the Adviser (the “Interim Advisory Agreements”) for the AB Funds, including the Fund, to be effective only in the event that stockholder approval of a Proposed Agreement had not been obtained as of the date of one or more transactions resulting in an “assignment” of the Adviser’s advisory agreements, resulting in the automatic termination of such advisory agreements.

The shareholders of the Fund subsequently approved the Proposed Agreements at an annual meeting of shareholders called for the purpose of electing Directors and voting on the Proposed Agreements.

A discussion regarding the basis for the Boards’ approvals at a meeting held on July 31-August 2, 2018 is set forth below.

At a meeting of the AB Boards held on July 31-August 2, 2018, the Adviser presented its recommendation that the Boards consider and approve the Proposed Agreements. Section 15(c) of the 1940 Act provides that, after an initial period, a Fund’s Current Agreement and current sub-advisory agreement, as applicable, will remain in effect only if the Board, including a majority of the Independent Directors, annually reviews and approves them. Each of the Current Agreements had been approved by a Board within the one-year period prior to approval of its related Proposed Agreement, except that the Current Agreements for certain FlexFee funds were approved in February 2017. In connection with their approval of the Proposed Agreements, the Boards considered their conclusions in connection with their most recent approvals of the Current Agreements, in particular in cases where the last approval of a Current Agreement was relatively recent, including the Boards’ general satisfaction with the nature and quality of services being provided and, as applicable, in the case of certain Funds, actions taken or to be taken in an effort to improve investment performance

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or reduce expense ratios. The Directors also reviewed updated information provided by the Adviser in respect of each Fund. Also in connection with their approval of the Proposed Agreements, the Boards considered a representation made to them at that time by the Adviser that there were no additional developments not already disclosed to the Boards since their most recent approvals of the Current Agreements that would be a material consideration to the Boards in connection with their consideration of the Proposed Agreements, except for matters disclosed to the Boards by the Adviser. The Directors considered the fact that each Proposed Agreement would have corresponding terms and conditions identical to those of the corresponding Current Agreement with the exception of the effective date and initial term under the Proposed Agreement.

The Directors considered their knowledge of the nature and quality of the services provided by the Adviser to each Fund gained from their experience as directors or trustees of registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the Directors and its responsiveness, frankness and attention to concerns raised by the Directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Funds. The Directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of each Fund.

The Directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the Directors evaluated, among other things, the reasonableness of the management fees of the Funds they oversee. The Directors did not identify any particular information that was all-important or controlling, and different Directors may have attributed different weights to the various factors. The Directors determined that the selection of the Adviser to manage the Funds, and the overall arrangements between the Funds and the Adviser, as provided in the Proposed Agreements, including the management fees, were fair and reasonable in light of the services performed under the Current Agreements and to be performed under the Proposed Agreements, expenses incurred and to be incurred and such other matters as the Directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the Directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The Directors considered the scope and quality of services to be provided by the Adviser under the Proposed Agreements, including the quality of the investment research capabilities of the Adviser and the other resources

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it has dedicated to performing services for the Funds. They also considered the information that had been provided to them by the Adviser concerning the anticipated implementation of the Plan and the Adviser’s representation that it did not anticipate that such implementation would affect the management or structure of the Adviser, have a material adverse effect on the Adviser, or adversely affect the quality of the services provided to the Funds by the Adviser and its affiliates. The Directors noted that the Adviser from time to time reviews each Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the Directors’ consideration. They also noted the professional experience and qualifications of each Fund’s portfolio management team and other senior personnel of the Adviser. The Directors also considered that certain Proposed Agreements, similar to the corresponding Current Agreements, provide that the Funds will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Funds by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the Directors. The Directors noted that the Adviser did not request any reimbursements from certain Funds in the Fund’s latest fiscal year reviewed. The Directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, also was considered. The Directors of each Fund concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Funds under the Proposed Agreement for the Fund.

Costs of Services to be Provided and Profitability

The Directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of each Fund to the Adviser for calendar years 2016 and 2017, as applicable, that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The Directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The Directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with a Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund, as applicable. The Directors recognized that it is difficult to make comparisons of the profitability of the Proposed Agreements with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The Directors focused on the profitability of

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the Adviser’s relationship with each Fund before taxes and distribution expenses, as applicable. The Directors noted that certain Funds were not profitable to the Adviser in one or more periods reviewed. The Directors concluded that the Adviser’s level of profitability from its relationship with the other Funds was not unreasonable. The Directors were unable to consider historical information about the profitability of certain Funds that had recently commenced operations and for which historical profitability information was not available. The Adviser agreed to provide the Directors with profitability information in connection with future proposed continuances of the Proposed Agreements.

Fall-Out Benefits

The Directors considered the other benefits to the Adviser and its affiliates from their relationships with the Funds, including, but not limited to, as applicable, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients) in the case of certain Funds; 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the shares of most of the Funds; brokerage commissions paid by certain Funds to brokers affiliated with the Adviser; and transfer agency fees paid by most of the Funds to a wholly owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower, and that a Fund’s unprofitability to the Adviser would be exacerbated, without these benefits. The Directors understood that the Adviser also might derive reputational and other benefits from its association with the Funds.

Investment Results

In addition to the information reviewed by the Directors in connection with the Board meeting at which the Proposed Agreements were approved, the Directors receive detailed performance information for the Funds at each regular Board meeting during the year.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ underperformance in certain periods. The Directors also reviewed updated performance information and, in some cases, discussed with the Adviser the reasons for changes in performance or continued underperformance. On the basis of this review, the Directors concluded that each Fund’s investment performance was acceptable.

Management Fees and Other Expenses

The Directors considered the management fee rate payable by each Fund to the Adviser and information prepared by an independent service provider (the “15(c) provider”) concerning management fee rates payable by

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other funds in the same category as the Fund. The Directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds. The Directors compared each Fund’s contractual management fee rate with a peer group median, and where applicable, took into account the impact on the management fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year. In the case of the ACS Funds, the Directors noted that the management fee rate is zero but also were cognizant that the Adviser is indirectly compensated by the wrap fee program sponsors that use the ACS Funds as an investment vehicle for their clients.

The Directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style to each Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Funds’ Senior Analyst and noted the differences between a Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing a similar investment strategy as the Fund, on the other, as applicable. The Directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the Directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The Adviser also informed the Directors that, in the case of certain Funds, there were no institutional products managed by the Adviser that have a substantially similar investment style. The Directors also discussed these matters with their independent fee consultant.

The Adviser reviewed with the Directors the significantly greater scope of the services it provides to each Fund relative to institutional, offshore fund and sub-advised fund clients, as applicable. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, each Fund, as applicable, (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows (in the case of open-end Funds); (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Funds, and

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the different risk profile, the Directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The Directors noted that many of the Funds may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the 1940 Act as these may be varied as a result of exemptive orders issued by the SEC. The Directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The Directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that each Fund’s management fee would be for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

With respect to each Fund’s management fee, the Directors considered the total expense ratio of the Fund in comparison to a peer group and peer universe selected by the 15(c) service provider. The Directors also considered the Adviser’s expense caps for certain Funds. The Directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to a Fund by others.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ expense ratios in certain periods. The Directors also reviewed updated expense ratio information and, in some cases, discussed with the Adviser the reasons for the expense ratios of certain Funds. On the basis of this review, the Directors concluded that each Fund’s expense ratio was acceptable.

The Directors did not consider comparative expense information for the ACS Funds because those Funds do not bear ordinary expenses.

Economies of Scale

The Directors noted that the management fee schedules for certain Funds do not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The Directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the Funds, and by the Adviser concerning certain of its views on economies of scale. The Directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Board meeting. The Directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The Directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific

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services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The Directors observed that in the mutual fund industry as a whole, as well as among funds similar to each Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The Directors also noted that the advisory agreements for many funds do not have breakpoints at all. The Directors informed the Adviser that they would monitor the asset levels of the Funds without breakpoints and their profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warrant doing so.

The Directors did not consider the extent to which fee levels in the Advisory Agreement for the ACS Funds reflect economies of scale because that Advisory Agreement does not provide for any compensation to be paid to the Adviser by the ACS Funds and the expense ratio of each of those Funds is zero.

Interim Advisory Agreements

In approving the Interim Advisory Agreements, the Boards, with the assistance of independent counsel, considered similar factors to those considered in approving the Proposed Agreements. The Interim Advisory Agreements approved by the Boards are identical to the Proposed Agreements, as well as the Current Agreements, in all material respects except for their proposed effective and termination dates and provisions intended to comply with the requirements of the relevant SEC rule, such as provisions requiring escrow of advisory fees. Under the Interim Advisory Agreements, the Adviser would continue to manage a Fund pursuant to an Interim Advisory Agreement until a new advisory agreement was approved by stockholders or until the end of the 150-day period, whichever would occur earlier. All fees earned by the Adviser under an Interim Advisory Agreement would be held in escrow pending shareholder approval of the Proposed Agreement. Upon approval of a new advisory agreement by stockholders, the escrowed management fees would be paid to the Adviser, and the Interim Advisory Agreement would terminate.

Information Regarding the Review and Approval of the Fund’s Current Advisory Agreement

The disinterested directors (the “directors”) of AB Global Bond Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser at a meeting held on November 6-8, 2018 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are

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independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including materials from an outside consultant, who acted as their independent fee consultant, and comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of

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the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2016 and 2017 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

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Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2018 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees payable by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style to the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing a similar investment strategy as the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also discussed these matters with their independent fee consultant.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management,

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research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints and that the Fund’s net assets were higher than the breakpoint levels. Accordingly, the Fund’s current effective advisory fee rate reflected a reduction due to the breakpoints and would be further reduced to the extent the net assets of the Fund increase. The directors took into consideration presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also discussed economies of scale with their independent fee consultant. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund

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business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements were acceptable and provide a means for sharing of any economies of scale.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

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Select US Equity Portfolio

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We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

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NOTES

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NOTES

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NOTES

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NOTES

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AB GLOBAL BOND FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

GB-0152-0319

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Global Bond Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	May 24, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	May 24, 2019

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	May 24, 2019